[Translation]






                        SECURITIES REGISTRATION STATEMENT

                            ANNUAL SECURITIES REPORT

                              (For the First Term)
                             From: 1st October 1998
                             To: 30th September 1999

               AMENDMENT TO THE SECURITIES REGISTRATION STATEMENT














              LOOMIS SAYLES FUNDS - LOOMIS SAYLES MANAGED BOND FUND
                                     (2339)

                        SECURITIES REGISTRATION STATEMENT
















              LOOMIS SAYLES FUNDS - LOOMIS SAYLES MANAGED BOND FUND
                                     (2339)

                        SECURITIES REGISTRATION STATEMENT

To:      Director of the Kanto
         Local Finance Bureau
                                         Filing Date:      17th March 2000
                                         Amendment Date    28th March 2000

Name of the Registrant Trust:            LOOMIS SAYLES FUNDS

Name and Official Title of:              Jeffery L. Meade
the Representative                       Vice President of the Trust

Address of Principal Office:             One Financial Center
                                         Boston, Massachusetts 02111
                                         U. S. A.

Name and Title of Registration Agent:    Harume Nakano
                                         Attorney-at-Law
                                         Signature [Harume Nakano]
                                         -------------------------
                                                   (Seal)

                                         Ken Miura
                                         Attorney-at-Law
                                         Signature [Ken Miura]
                                         ---------------------
                                                   (Seal)

Address or Place of Business             Kasumigaseki Building, 25th Floor
                                         2-5, Kasumigaseki 3-chome
                                         Chiyoda-ku, Tokyo

Name of Liaison Contact:                 Harume Nakano
                                         Ken Miura
                                         Hikaru Kaieda
                                         Attorneys-at-Law

Place of Liaison Contact:                Hamada & Matsumoto
                                         Kasumigaseki Building, 25th Floor
                                         2-5, Kasumigaseki 3-chome
                                         Chiyoda-ku, Tokyo

Phone Number:                            03-3580-3377

                    PUBLIC OFFERING OR SALE FOR REGISTRATION

Name of the Fund Making Public         LOOMIS SAYLES MANAGED BOND FUND
Offering or Sale of Foreign
Investment Fund Securities:

Type and Aggregate Amount of           Shares of a series of a diversified
Foreign Investment Fund Securities     open-end management investment company
to be Publicly Offered or Sold:        organized as a Massachusetts business
                                       trust;
                                       Up to 98,900,000 shares
                                       Up to the amount derived by multiplying
                                       98,900,000 by the respective applicable
                                       issue prices (the estimated maximum
                                       amount is 931,638 thousand dollars
                                       (approximately 100 billion yen))


Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00=(Y)107.00 the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on 31st January, 2000.

Note 2: The estimated maximum amount is an amount calculated by multiplying the Net Asset Value per Share as of the end of January, 2000 ($ 9.42) by 98,900,000, for convenience.



               PLACES WHERE A COPY OF THIS SECURITIES REGISTRATION
                  STATEMENT IS AVAILABLE FOR PUBLIC INSPECTION


                                 Not applicable.


 (Total number of pages of this Securities Registration Statement in Japanese is
                       8 including front and back pages.)

                                 C O N T E N T S

                                                     Japanese        This
                                                     Original       English
                                                                  Translation

PART I.           INFORMATION CONCERNING SECURITIES      1             1


PART II.          INFORMATION CONCERNING ISSUER          3             1

I.       DESCRIPTION OF THE FUND                         3             6

         l.       GENERAL INFORMATION                    3             6

         2.       INVESTMENT POLICY                      3             6

         3.       MANAGEMENT STRUCTURE                   3             6

         4.       INFORMATION CONCERNING THE EXERCISE
                  OF RIGHTS BY SHAREHOLDERS, ETC.        3             6

         5.       STATUS OF INVESTMENT FUND              3             6

II.      OUTLINE OF THE TRUST                            3             6

III.     OUTLINE OF THE OTHER RELATED COMPANIES          3             6

IV.      FINANCIAL CONDITION OF THE FUND                 3             6

V.       SUMMARY OF INFORMATION CONCERNING
         FOREIGN INVESTMENT FUND SECURITIES              3             6

VI.      MISCELLANEOUS                                   3             6


PART III.         SPECIAL INFORMATION                    5             8

I.       OUTLINE OF THE SYSTEM OF INVESTMENT
         TRUSTS IN MASSACHUSETTS                         5             8

II.      FINANCIAL CONDITIONS OF THE INVESTMENT
         ADVISER AND INVESTMENT MANAGEMENT COMPANY      11            17

III.     FORM OF FOREIGN INVESTMENT
         FUND SECURITIES                                12            17

PART I.  INFORMATION CONCERNING SECURITIES

1.       NAME OF FUND:             LOOMIS SAYLES MANAGED BOND FUND
                                   (hereinafter referred to as the "Fund")

2.       NATURE OF FOREIGN         Shares of a series of a diversified open-end
         INVESTMENT FUND SECU-     management investment company organized
         RITIES CERTIFICATES:      as a Massachusetts business trust

3.       NUMBER OF SHARES TO       Up to 98,900,000 shares
         BE OFFERED FOR SALE
         (IN JAPAN)

4.       TOTAL AMOUNT OF           Up to the amount calculated by multiplying
         OFFERING PRICE:           the respective applicable issue price per
         (IN JAPAN)                share by the number of respective issues (the
                                   estimated maximum amount will be 931,638 thousand dollar (approximately 100 billion yen))

         Note 1: The maximum amount is calculated for reference purpose only by multiplying the Net Asset Value per share as of the end of January, 2000 ($9.42) by 98,900,000 shares.

         Note 2: Dollar amount is translated for convenience at the rate of $1.00=(Y)107.00 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on 31st January,
                  2000). The same applies hereinafter.

        Note 3: In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

5.       ISSUE PRICE:              Net Asset Value per Share next calculated on
                                   the day on which the Fund has received such application

6.       SALES CHARGE:             2.00% of the Sales Price.  The Sales Price
                                   means the Issue Price divided by 0.995
                                   (rounded
                                   to the third decimal place).

7.       MINIMUM AMOUNT OR         The minimum amount for purchase of
         NUMBER OF SHARES          Shares is 100 shares and shares may be
         FOR SUBSCRIPTION:         purchased in integral multiples of 100
                                   shares.

8.       PERIOD OF SUBSCRIPTION:   From April 3, 2000 (Monday)
                                   To March 30, 2001 (Friday)
                                   Provided that the subscription is handled only on a Fund Business Day and a business day when securities companies are open for business in Japan.
                                   It is expected that the Fund will reject purchase orders in excess of U.S. $5 million on each of the five Fund Business Days preceding the ex-dividend day of each month.

         Note: A "Fund Business Day" is any day on which the New York Stock Exchange is open for business.


9.       DEPOSIT FOR SUBSCRIPTION: None.

10.      PLACE OF SUBSCRIPTION:    Kokusai Securities Co., Ltd. (hereinafter
                                   referred to as " Kokusai")
                                   Tokyo-Sumitomo-Twin-Building, East Building,
                                   27-1, Shinkawa 2-chome, Chuo-ku, Tokyo

         Note: The subscription is handled at the head office and the branch offices in Japan of the above-mentioned securities company.

11.      DATE AND PLACE            Investors shall pay the Issue Price and Sales
         OF PAYMENT:               Charge to Kokusai within 4 business days in
                                   Japan when Kokusai confirms the execution of the order. The total Issue Price and the 0.50% of the net asset value to be returned by the Distributor will be transferred by Kokusai to the account of the Fund at State
                                   Street Bank and

                                   Trust Company, the custodian and transfer agent, within 3 Fund Business Days from (and including) the day on which the application becomes effective.

12.      OUTLINE OF UNDERWRITING, ETC.:

(A) Kokusai undertakes to make a public offering of Shares in accordance with an agreement dated September 14, 1998 with Loomis Sayles Distributors, L.P. (hereinafter referred to as the "Distributor") in connection with the sale of the Shares in Japan.

(B) During the public offering period, Kokusai will execute or forward the purchase orders of the Shares received directly or indirectly through other Sales and Sales Handling Companies to the Fund.

    Note: Sales Handling Company means a securities agent company and/or registration agent financial institution which shall conclude the agreement with a distributor concerning agency business of units of the Fund, act as agent for a distributor for subscription or redemption of units of the Fund from investors and handle the business, etc. concerning receipt of subscription money from investors or payment of redemption proceeds to investors, etc.

(C)      The Fund has appointed Kokusai as the Agent Company in Japan.

        Note: "The Agent Company" shall mean a securities company which, under a contract made with a foreign issuer of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers Association ("JSDA") and other Sales and Sales Handling Companies in Japan) rendering such other services.

13.      MISCELLANEOUS:

(A)      Method of Subscription:

                  Investors who subscribe to Shares shall enter into a Sales and Sales Handling Company an agreement concerning transactions of foreign securities. A Sales and Sales Handling Company in Japan shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account or other prescribed contract (the "Contract") and the investors shall submit to the Sales and Sales Handling Company in Japan an application for requesting the opening of a transactions account under the Contract. The subscription amount shall be paid in yen in principle and the yen exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription and which shall be determined by such Sales and Sales Handling

         Company in Japan.

(B)      Expenses summary:

                  The following tables present the expenses that investors would pay if investors buy and hold shares of the Fund.

               SHAREHOLDER FEES (FEES PAID DIRECTLY FROM INVESTORS' INVESTMENT)

               The following shareholder fees apply to the Fund.

         --------------------------------------------------------------------------------------------------------
                                                 Maximum Sales Charge (Load) Fund Imposed on Purchases (as a
         Fund                                    percentage of offering price)
         --------------------------------------------------------------------------------------------------------
         Loomis Sayles Managed Bond Fund                                      2.50%
         --------------------------------------------------------------------------------------------------------

    Annual Fund Operating Expenses (Expenses those deducted from Fund assets)

         -----------------------------------------------------------------------------------------------------------
         Fund            Management     Distribution   Other      Total Annual    Fees Expenses      Net Expenses*
                         Fees           and Services   Expenses   Fund Operating  Expenses
                                        (12b-1) fees              Expenses        Reimbursement*
         -----------------------------------------------------------------------------------------------------------
         Loomis Sayles
         Managed         .60%           .75%           .68%       2.03%           .53%               1.50%
         Bond Fund
         -----------------------------------------------------------------------------------------------------------
         * Reflects Loomis Sayles' contractual obligation to limit the Fund's expenses through February 1, 2001.
         -----------------------------------------------------------------------------------------------------------

         EXAMPLE

                  The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other mutual funds.

                  This example makes certain assumptions. It assumes that investors invest $10,000 in the Fund for the time periods shown and then redeem all investors' shares at the end of those periods. This example also assumes that investors' investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors should remember that this example is hypothetical, so that investors' actual costs and returns may be higher or lower.

         -----------------------------------------------------------------------------------------------------
         Fund                                       1st        3 years*       5 years*          10 years*
                                                   Year*
         -----------------------------------------------------------------------------------------------------
         Loomis Sayles Managed Bond Fund            $399       $821           1,268             $2,508
         -----------------------------------------------------------------------------------------------------
         * Expenses shown for the Fund include the fee waiver/reimbursement for the first year of each period.
         -----------------------------------------------------------------------------------------------------

(C)            Offerings other than in Japan:
                   Shares of the Fund are currently not offered in the U.S.

PART II. INFORMATION CONCERNING ISSUER

I.       DESCRIPTION OF THE FUND

              Same as I. DESCRIPTION OF THE FUND of the Annual Securities Report set forth below (the Annual Securities Report mentioned below, from page 1 to page 32)

II.      OUTLINE OF THE TRUST

              Same as II. OUTLINE OF THE TRUST of the Annual Securities Report set forth below (Ditto, from page 33 to page 47)

III.     OUTLINE OF THE OTHER RELATED COMPANIES

              Same as III. OUTLINE OF THE OTHER RELATED COMPANIES of the Annual Securities Report set forth below (Ditto, from page 48 to page 50)

IV.      FINANCIAL CONDITIONS OF THE FUND

              Same as IV. FINANCIAL CONDITIONS OF THE FUND of the Annual Securities Report set forth below (Ditto, from page 51 to page 82)

V.       SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES

              Same as VI. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES of the Annual Securities Report set forth below (Ditto, page 119)

VI.           MISCELLANEOUS
1.            (1)      The ornamental design is used in cover page of the
         Japanese Prospectus.

              (2)      Summarized Preliminary Prospectus will be used.
              Attached document (Summarized Preliminary Prospectus) will be used pursuant to the below, as the document (Summarized Preliminary Prospectus) as set forth at Item 1.(1)(b), of Article 12 of the Ordinance Concerning the Disclosure of the Content, etc. of the Specified Securities.

              (i)             The summarized Preliminary Prospectus may be used
                    as letters, pamphlets, direct-mails post-cards, letters), etc., and may be published in newspapers, magazines, books, internet, etc.

              (ii)            The summarized Preliminary Prospectus may be,
                    depending on the media types, modified as to its lay-out, kinds of paper, printed-color, design, etc. In addition, photographs and illustrations attached may be added thereto.

              (iii)           For information of the Fund's achievements, the
                    changes of the net asset value per share and the fluctuation rates since the establishment of the Fund or for the latest 3 months, 6 months, one year, two years, three years or five years may be set out in the figures or graphs, compared to the recognized bond index from time to time. Such information regarding the Fund's achievement may be converted into and presented in yen.



2. As to the Fund, following documents have been filed with the Kanto Local Finance Bureau of the Ministry of Finance of Japan.

         September 4, 1998    Securities Registration Statement.

         September 10, 1998   Amendment to the Securities Registration Statement

         September 14, 1998   Amendment to the Securities Registration Statement

         September 16, 1998   Amendment to the Securities Registration Statement

         December 1, 1998     Amendment to the Securities Registration Statement

         March 16, 1999       Securities Registration Statement

         March 26, 1999       Amendment to the Securities Registration Statement

         June 30, 1999        Semi-annual Report (1st)/Amendment to the SRS

PART III.     SPECIAL INFORMATION

  I.   OUTLINE OF GENERAL INFORMATION ABOUT OPEN-END
       MASSACHUSETTS INVESTMENT COMPANIES


Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entity by the complete registration statement of the fund and the full text of any referenced statutes and regulations.

I.       Massachusetts Business Trusts

         A.       General Information

                  Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

                  Chapter 182 of the Massachusetts General Laws applies to certain "voluntary associations", including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of State of the Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

         B.       Shareholder Liability

                  Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

II.      United States Investment Company Laws and Enforcement

         A.       General

                  In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes and regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

         1.       Investment Company Act of 1940

                  The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

         2.       Securities Act of 1933

                  The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

         3.       Securities Exchange Act of 1934

                  The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

         4.       The Internal Revenue Code of 1986

                  An investment company is an entity subject to federal income taxation under the Internal Revenue Code of 1986, as amended. However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a "regulated investment company" under the Code for federal income tax purposes and meets all other necessary requirements.

         5.       Other laws

                  The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

         B.       Outline of the Supervisory Authorities

                  Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

         1. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the

         SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

         2. State authorities typically have broad authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

         C.       Offering Shares to the Public

                  An investment company ("investment company" or fund) offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 1940 Act; registration of the sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the fund's shares, but compliance must be maintained or updated from time to time throughout the life of the fund.

         D.       Ongoing Requirements

                  Under U.S. law, a fund is subject to numerous ongoing requirements, including, but not limited to;

         1. Updating its prospectus if it becomes materially inaccurate or misleading;

         2.       Annual update of its registration statement;

         3. Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

         4. Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions/director and officer liability insurance, foreign custody arrangements, and auditors;

         5.       Maintenance of a code of ethics; and

         6. Periodic board review of certain fund transactions, dividend payments, and payments under a fund's distribution plan.

III.     Management of a Fund

         The board of directors or trustees of a fund is responsible for generally overseeing the conduct of a fund's business. The officers and agents of a fund are generally responsible for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

         The investment adviser to a fund is typically responsible for implementing the fund's investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

IV.      Share Information

                  A.       Valuation

                           Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the New York Stock Exchange (4:00) each day the Exchange is open.

                  B.       Redemption

                           Shareholders may generally sell shares of a fund to that fund any day the fund is open for business at the net asset value next computed after receipt of the shareholders' order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven days, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

                  C.       Transfer agency

                           The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

V.       Shareholder Information, Rights and Procedures for the Exercise of Such
         Rights

                  A.       Voting Rights

                           Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

                  B.       Dividends

                           Shareholders are typically entitled to receive dividends when and if declared by a fund's trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

                  C.       Dissolution

                           Upon liquidation of a fund, Shareholders would normally be entitled to receive a portion of the fund's net assets in accordance with the proportion of the fund's outstanding shares owned.

                  D.       Transferability

                  Shares of a fund are typically transferable without restriction.

                  E.       Right to Inspection

                           Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

VI.      U.S. Tax Matters

         The following discussion addresses only the U.S. federal income tax consequences of an investment in the Fund and does not address any Non-U.S., state, or local tax consequences. Investors should consult their tax adviser for more information on how an investment in the Fund affects your own tax situation, including, for foreign shareholders, the possible imposition of U.S. income withholding tax at rates of up to 30% on all Fund distributions other than capital gain distributions.

         For U.S. federal income tax purposes, distributions of investment income from the Fund are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the capital gains, rather than by how long investors have owned their shares of the Fund. Distributions of short-term capital gains, which result from the sale of securities that the Fund had held for one year or less, are taxable as ordinary income. Properly designated distributions of long-term capital gains, which result from the sale of securities that the Fund had held for more than one year, are taxable as long-term capital gains (generally at a 20% federal income tax rate for non-corporate shareholders).

         Distributions of income and capital gains are taxable whether you received them in cash or reinvested them in additional shares. If a dividend or distribution is made shortly after you purchase shares of the Fund, while in effect a return of capital to you, the dividend or distribution is taxable, as described above. This is called "buying a dividend" and should be avoided, if possible.

         The Fund's investment in foreign securities may be subject to foreign withholding taxes, which would decrease the Fund's yield on those securities. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investment in foreign securities may increase or accelerate the Fund's recognition of income and may affect the timing or amount of the Fund's distributions.

         In addition to income tax on the Fund's distributions, any gain that results if you sell or exchange your shares generally is subject to income tax.

         NOTE:    The foregoing summarizes certain tax consequences of investing in the Fund. Before investing, an investor should consult his or her own tax adviser for more information concerning the federal, foreign, state and local tax consequences of investing in, redeeming or exchanging Fund shares.

         As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

         The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order so to qualify, and to qualify for the favorable tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities of foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; (iii) diversify its holdings so that at the end of each fiscal quarter (a) at least 50% of the value of its assets is invested in cash, U.S. Government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and that are engaged in the same, similar or related trades and businesses. To the extent it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

         An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income realized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

         Shareholders of the Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by the Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions designated by the Fund as deriving from net gains on securities held for more than one year will be taxable to shareholders as long-term capital gain (generally taxable at a 20% tax rate for non-corporate Shareholders) without regard to how long a shareholder has held shares of the Fund.

         Dividends and distributions on the Fund's share are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

         The Fund's transactions, if any, in foreign currencies are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

         Investments by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

         The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

         If the Fund engages in hedging transactions, including hedging transactions in options, future contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

         Redemptions and exchanges of the Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions. In general, any gain realized upon a taxable disposition of shares will be long-term capital gain if the shares have been held for more than one year. Otherwise the gain on the sale, exchange or redemption of the Fund shares will be treated as short-term capital gain. However, if a shareholder sells
Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action.

         Dividends and distributions also may be subject to foreign, state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, foreign, state or local taxes.

         The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty), the possibility that a non-U.S. investor may be subject to U.S. tax on capital gain distributions and gains realized upon the sale of Fund shares if the investor is present in the United States for more than 182 days during the taxable year (and certain other conditions apply), or the possibility that a non-U.S. investor may be subject to U.S. tax on income from the Fund that is "effectively connected" with a U.S. trade or business carried on by such investor.

         The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding tax rules. The new regulations will generally be effective for payments made on or after December 31, 1999 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their tax advisors with respect to the potential application of these new regulations.

VII.     Important Participants in Offering of Mutual Fund Shares

         A.  Investment Company

             Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

         B.  Investment Adviser/Administrator

             The investment adviser is typically responsible for the implementation of an investment company's investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

         C.  Underwriter

             An investment company may appoint one or more principal underwriters for its shares. The activities of such a principaly underwriter are generally governed by a number of legal regimes, including, for example, the 1940 Act, the 1933 Act, the 1934 Act, and state laws.

         D.  Transfer Agent

             A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

         E.  Custodian

       A custodian's responsibilities may include, among other things, safeguarding and controlling a fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund's investments.

 II.     FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY

                  Same as V. FINANCIAL CONDITIONS OF INVESTMENT MANAGEMENT COMPANY of the Annual Securities Report set forth below (the Annual Securities Report mentioned below, from page 83 to page 118)


III.     FORM OF FOREIGN INVESTMENT FUND SECURITIES


                  [Main items to be set forth on the share certificate of the Fund (if issued) are as follows:-

                  (1)      Front

         a.       Name of the Fund
         b.       Number of shares represented
         c.       Signatures of the Chairman and Transfer Agent
         d. Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

                  (2)      Back

         a.       Space for endorsement
         b.       Description concerning delegation of transfer agency]

                            ANNUAL SECURITIES REPORT

                              (For the First Term)
                             From: 1st October 1998
                             To: 30th September 1999
















              LOOMIS SAYLES FUNDS - LOOMIS SAYLES MANAGED BOND FUND
                                     (2339)

                            ANNUAL SECURITIES REPORT

                         (During the First Fiscal Year)
                             From: 1st October 1998
                             To: 30th September 1999

To:      Director of Kanto Local Finance Bureau
                                               Filing Date:      17th March 2000
                                               Amendment Date    28th March 2000

Name of the Registrant Trust:                     LOOMIS SAYLES FUNDS

Name and Official Title of:                       Jeffery L. Meade
the Representative                                Vice President of the Trust

Address of Principal Office:                      One Financial Center, Boston,
                                                  Massachusetts 02111, U.S.A.

Name and Title of                                 Harume Nakano
Registration Agent:                               Attorney-at-law

                                                  Signature [Harume Nakano]
                                                  -------------------------
                                                             (Seal)

                                                  Ken Miura
                                                  Attorney-at-law

                                                  Signature [Ken Miura]
                                                  ---------------------
                                                             (Seal)

Address or Place of Business                      Hamada & Matsumoto
of Registration Agent:                            Kasumigaseki Building, 25F
                                                  2-5, Kasumigaseki 3-chome
                                                  Chiyoda-ku, Tokyo

Name of Liaison Contact:                          Harume Nakano
                                                  Ken Miura
                                                  Hikaru Kaieda
                                                  Attorneys-at-Law

Place of Liaison Contact:                         Hamada & Matsumoto
                                                  Kasumigaseki Building, 25F
                                                  2-5, Kasumigaseki 3-chome
                                                  Chiyoda-ku, Tokyo

Phone Number:                                     03-3580-3377

    (Total number of pages of this Annual Securities Report in Japanese is 62 including front and back pages.)

                                 C O N T E N T S

                                                       Japanese       This
                                                       Original      English
                                                                   Translation

I.       DESCRIPTION OF THE FUND                          1            1

         l.       GENERAL INFORMATION                     1            1

         2.       INVESTMENT POLICY                       5            6

         3.       MANAGEMENT STRUCTURE                   19           28

         4.       INFORMATION CONCERNING THE EXERCISE
                  OF RIGHTS BY SHAREHOLDERS, ETC.        28           42

         5.       STATUS OF INVESTMENT FUND              31           47

II.      OUTLINE OF THE TRUST                            33           50

III.     OUTLINE OF THE OTHER RELATED COMPANIES          48           73

IV.      FINANCIAL CONDITION OF THE FUND                 51           78
         1.       Financial Statements of the Fund       51           78
         2.       Condition of the Fund                  80           78

V.       FINANCI AL CONDITION OF THE INVESTMENT
         MANAGEMENT COMPANY                              83           81

VI.      SUMMARY OF INFORMATION CONCERNING
         FOREIGN INVESTMENT FUND SECURITIES             119           81

VII.     REFERENCIAL INFORMATION                        120           82


       Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00=(Y)[ ] the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on 31st January, 2000.

       Note 2: In this document, money amounts and percentages have been rounded to the nearest units digits. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded when necessary.

       Note 3: In this Report, "fiscal year" refers to a year from 1st October to 30th September. The first fiscal year refers to the period from 1st October 1998 (the date of commencement of the Fund's operation) to 30th September, 1999.

I.       DESCRIPTION OF THE FUND

1.       GENERAL INFORMATION

(A)      Outline of Laws Regulating the Fund in the Jurisdiction Where
Established:

         (1)      Name of the Fund: Loomis Sayles Managed Bond Fund (the "Fund")

         (2) Form of the Fund: The Fund is a series of Loomis Sayles Funds (the "Trust").

                  The Trust, registered with the United States Securities and Exchange Commission ("SEC") as a diversified open-ended management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated February 20, 1991. The Trust currently has nineteen series: Loomis Sayles Bond Fund, Loomis Sayles Managed Bond Fund, Loomis Sayles Core Value Fund, Loomis Sayles Emerging Markets Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Global Technology Fund, Loomis Sayles Growth Fund, Loomis Sayles High Yield Fund, Loomis Sayles Intermediate Maturity Bond Fund, Loomis Sayles International Equity Fund, Loomis Sayles Investment Grade Bond Fund, Loomis Sayles Aggressive Growth Fund, Loomis Sayles Mid-Cap Value Fund, Loomis Sayles Municipal Bond Fund, Loomis Sayles Short-Term Bond Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles U.S. Government Securities Fund and Loomis Sayles Worldwide Fund.

                  The Declaration of Trust currently permits the trustees to issue an unlimited number of full and fractional shares of the Fund. Each share of the Fund represents and equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions from the Fund. The shares of the Fund do not have any preemptive rights. Upon termination of the Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

                  The assets received by the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the Fund. The underlying assets are segregated and are charged with the expenses with respect to that Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of all Funds.

                  The Declaration of Trust also permits the trustees, without shareholder approval, to subdivide any series of shares or Fund into various classes of shares with such dividend preferences and other rights as the trustees may designate. The trustee may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "Fund").

                           NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

                  (3)      Governing Laws

                           The Trust was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Trust's shares is subject to, among other things, the Securities Act of 1933, as amended, and certain state securities laws. The Trust also attempts to qualify each year and elect to be taxed as a regulated investment company under the United States Internal Revenue Code of 1986, as amended.

                           The following is a broad outline of certain of the principal statutes regulating the operations of the Trust in the U.S.:

                  a.               Massachusetts General Laws, Chapter 182 -
                           Voluntary Associations and Certain Trusts
                           Chapter 182 provides in part as follows:

                           A copy of the declaration of trust must be filed with
                  the Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

                           A trust must annually file with the Secretary of
                  State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

                           Penalties may be assessed against the trust for
                  failure to comply with certain of the provisions of Chapter
                  182.

                  b.       Investment Company Act of 1940

                           The Investment Company Act of 1940, as amended (the
                  "1940 Act"), in general, requires investment companies to register as such with the "SEC" and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

                  c.       Securities Act of 1933

                           The Securities Act of 1933, as amended (the "1933
                  Act"), regulates
                  sales of securities. The 1933 Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

                  d.       Securities Exchange Act of 1934

                           The Securities Exchange Act of 1934, as amended (the
                  "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents, brokers and dealers.

                  e.       The Internal Revenue Code

                           The Trust intends to qualify as a "regulated
                  investment company" under the Internal Revenue Code of 1986, as amended (the "Code") for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.

                  f.       Other laws

                           The Trust is subject to the provisions of other laws,
                  rules, and regulations applicable to the Trust or its operations, such as, for example, various state laws regarding the sale of the Trust's shares.

(B)               Outline of the Supervisory Authorities

                           Among the regulatory authorities having jurisdiction over the Trust or certain of its operations are the SEC and state regulatory agencies or authorities.

                           a. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Trust. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

                           b. State authorities typically have authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

(C)               Objects and Basic Nature of the Fund:

                           The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

(D)               History of the Fund:

                  February 20, 1991:        Organization of the Trust as a
                                            Massachusetts business trust.
                                            Adoption of the Declaration of
                                            Trust.

                  April 27, 1998:           Adoption of Resolutions by the Board
                                            of Trustees of the Trust to
                                            establish the Fund.

                  October 1, 1998           Commencement of management of the
                                            Fund

(E)               Affiliated Companies of the Fund:

                           Names and related business of the affiliated companies of the Fund are as follows:

                  (1) LOOMIS, SAYLES & COMPANY, L.P. (a division of Nvest L.P.) ("Investment Management Company" or "Loomis Sayles") renders investment management services to the Fund.

                  (2) STATE STREET BANK AND TRUST COMPANY (the "Custodian" and "Shareholder Servicing , Transfer and Dividend Paying Agent") acts as Custodian and Shareholder Servicing , Transfer and Dividend Paying Servicing Agent.

                  (3) LOOMIS SAYLES DISTRIBUTORS, L.P. ("Distributor") engages in providing marketing services to the Fund.

                  (4) KOKUSAI SECURITIES CO., LTD. ("Distributor in Japan" and "Agent Company") engages in forwarding the purchase or repurchase orders for the Shares in Japan and also acts as the agent company.

                         RELATED COMPANIES OF THE FUND

                        ---------------------------------
                        | Loomis Sayles Funds ("Trust") |
                  ------|                               |------
                  |     ---------------------------------     |
                  |     Loomis Sayles Managed Bond Fund       |-----
                  |                                           |    |
                  |        -------------------------          |   Shareholder
                  ---------|       Trustees        |-----------  Servicing and
                           |    (Agreement and     |        |    Transfer Agent
                           | Declaration of Trust) |        |      Agreement
             --------------|                       |        |         |
             |             -------------------------     Custody      |
             |                    |       |              Contract     |
    Amended and Restated          |       |                 |         |
    Distribution Agreement        |       |        -------------------------
             |                    |       |        |       Custodian       |
             |                    |       |        | Shareholder Servicing |
      ---------------             |       |   -----| Transfer and Dividend |----
 -----| Distributor |------       |       |   |    |      Paying Agent     |   |
 |    |             |     |       |       |   |    |                       |   |
 |    ---------------     |       |       |   |    -------------------------   |
 |                        |       |       |   |      State Street Bank and     |
 |     Loomis Sayles      |       |       |   |         Trust Company          |
 |   Distributors, L.P.   |       |       |   |                                |
 |                        |       |       |   |     (acts as custodian and     |
 |  (acts as distributor) |       |       |   | shareholder servicing transfer |
 |                        |       |       |   |  and dividend paying agent of  |
 |                        |       |       |   |          the Fund)             |
 --------------------------       |       |   |                                |
          |                       |       |   ----------------------------------
 Distribution, Repurchase         |       |
 and Shareholder          --------|       ----------
 Servicing Agreement      |                        |
          |               |                        |
          |         Agent Company          Advisory Agreement
          |           Agreement                    |
          |               |                        |
          |               |             -------------------------
          |               |             | Investment Management |
  --------------------------            |        Company        |
--|  Distributor in Japan  |-----    ---|                       |---------
| |     Agent Company      |    |    |  -------------------------        |
| |                        |    |    |   Loomis Sayles & Company, L.P.   |
| --------------------------    |    |     (a division of Nvest L.P.)    |
| Kokusai Securities Co., Ltd.  |    |                                   |
|                               |    | (acts as investment management of |
| (forwarding of sales in Japan |    | the Fund and investment adviser   |
|  and rendering of service as  |    | concerning the Fund's assets)     |
|        agent company)         |    |                                   |
|                               |    |                                   |
---------------------------------    -------------------------------------

2.                INVESTMENT POLICY

(A)               Basic Policy for Investment

                  GENERAL INFORMATION

                           The following is a summary of certain key information about the Fund. Investors will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this summary.

                           This summary describes the Fund's objective, principal investment strategies, principal risks, and performance. The summary includes a short discussion of some of the principal risks of investing in the Fund. A further discussion of these and other principal risks begins after this summary.

                           A more detailed description of the Fund, including some of the additional risks associated with investing in the Fund, can be found further back in this document after the Summary of Principal Risks. Please be sure to read this additional information before investors invest.

                           The summary includes a bar chart showing the Fund's annual returns and a table showing the Fund's average annual returns. The bar chart and table provide an indication of the historical risk of an investment in the Fund by showing how the Fund's average annual returns for one year and over the life of the Fund compared to those of a broad-based securities market index.

                           The Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

                           Investors can lose money by investing in the Fund. The Fund may not achieve its objective and is not intended to be a complete investment program. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                  INVESTMENT OBJECTIVE       The Fund's investment objective is
         high total investment return through a combination of current income and capital appreciation.

                  PRINCIPAL INVESTMENT STRATEGIES      The Fund invests
         primarily in investment grade fixed income securities, although it may invest up to 35% of its assets in lower rated fixed income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The Fund may invest in fixed income securities of any maturity.

                           In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer of the security, current interest rates, Loomis Sayles' expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with

         Loomis Sayles' expectations concerning the potential return of those investments.

                           Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles Loomis Sayles believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that Loomis Sayles believes may produce attractive returns for the Fund in comparison to their risk.

                           Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

                           The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other Non-U.S. securities.

                           The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, Rule 144A securities, repurchase agreements, and convertible securities. The Fund may engage in options and futures transactions, foreign. currency hedging transactions, and swap transactions.

                  PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:

                  - interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);

                  - credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund);

                  - market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally); and

                  - management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

                  BAR CHART The following bar chart shows the Fund's annual performance. The annual return shown in the bar chart does not reflect sales charges. If sales charges were reflected, the return would be less than that shown.

                   [Bar Chart is omitted in this translation]

                  THE FUND'S RETURNS WILL VARY. FOR EXAMPLE, DURING THE PERIOD SHOWN IN THE BAR CHART, THE FUND'S BEST QUARTER WAS UP 3.9% (FIRST QUARTER, 1999), AND THE FUND'S WORST QUARTER WAS DOWN 2.0% (SECOND QUARTER, 1999).

                  PERFORMANCE TABLE The following table compares the performance of the Fund to the Lehman Brothers Government/Corporate Bond Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate investors' comparison of the Fund's performance to a broad-based market index. The annual return figures shown for the Fund in this table reflect the effect of sales charges.

                             Average Annual Total Return as of December 31, 1999

         --------------------------------------------------------------------------------------------------------
                                                                           1 year        Since Inception
                                                                                         (10/1/98)

         --------------------------------------------------------------------------------------------------------
         Loomis Sayles Managed Bond Fund                                   -0.9%        2.4%
         --------------------------------------------------------------------------------------------------------
         Lehman Brothers Government/Corporate Bond Index                   -2.2%        -1.1%  (1)
         --------------------------------------------------------------------------------------------------------

                  THE FUND'S PERFORMANCE THROUGH DECEMBER 31, 1999 BENEFITED FROM LOOMIS SAYLES' AGREEMENT TO LIMIT THE FUND'S EXPENSES.


                  (1) Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 1999.

(B)           Policies of Investment

                  This section provides more information on the Fund's investments and risk considerations. Except for the Fund's investment objective, and any investment policies that are identified as "fundamental," all of the investment policies and strategies of the Fund may be changed without a vote of the Fund's shareholders.

                  Except where specifically noted elsewhere in this document, the Fund may use any of the investment strategies described in this section. Some of these investment strategies are principal investment strategies for the Fund, while others are secondary investment strategies for the Fund.

              TEMPORARY DEFENSIVE STRATEGIES

                  For temporary defensive purposes, the Fund may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. Although Loomis Sayles has the option to use these defensive strategies, Loomis Sayles may choose not to use them for a variety of reasons, even in very volatile market conditions. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

              PORTFOLIO TURNOVER

                  Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the assets of the Fund. The Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of investors' investment.

              FIXED INCOME SECURITIES

                  Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local, and Non-U.S. governments and related agencies, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. The net asset value of the Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

              INVESTMENT GRADE FIXED INCOME SECURITIES

                  To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

              LOWER RATED FIXED INCOME SECURITIES

                  A fixed income security will be considered a lower rated fixed income security ("junk bond") if it is of below investment grade quality. To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality. Therefore, lower rated fixed income securities are securities that, at the time the Fund acquires the security, none of the major rating agencies has rated in one of its top four rating categories, or unrated securities that Loomis Sayles has determined to be of comparable quality.

                  Lower rated fixed income securities are subject to greater credit risk and market risk than higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. If the Fund invests in lower rated fixed income securities, the Fund's achievement of its objective may be more dependent on Loomis Sayles' own credit analysis than is the case with funds that invest in higher quality fixed income securities. The market for lower rated fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Lower rated fixed income securities may be in poor standing or in default and typically have speculative characteristics.

              For more information about the ratings services' descriptions of the various rating categories, see below. The Fund may continue to hold fixed income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

              U.S. GOVERNMENT SECURITIES

                  U.S. Government securities have different kinds of government support. For example, some U.S. Government securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.

                  Although U.S. Government securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government securities fluctuate as interest rates change. Yields on U.S. Government securities tend to be lower than those on corporate securities of comparable maturities.

                  Some U.S. Government securities, such as Government National Mortgage Association ("GNMA") certificates, are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government securities are passed through to the holders of the security. If the Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

                  In addition to investing directly in U.S. Government securities, the Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government securities. These investment instruments may be highly volatile.

             COMMON STOCKS AND OTHER EQUITY SECURITIES

                  Common stocks and their equivalents, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalization may be more volatile than the securities of larger, more established companies and than the broad equity market indices.

             ZERO COUPON SECURITIES

                  Zero coupon securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. If the Fund invests in zero coupon securities, it is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. The Fund thus may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities often is more volatile than that of other fixed income securities of comparable quality and maturity.

              MORTGAGE-BACKED SECURITIES

                  Mortgage-backed securities, such as GNMA certificates or securities issued by the Federal National Mortgage Association ("Fannie Mae"), differ from traditional fixed income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If the Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

              STRIPPED MORTGAGE-BACKED SECURITIES

                  Stripped mortgage-backed securities include interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs"). The yield to maturity on an IO or PO is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to decline in value if prepayments are slower than anticipated.

                  The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

              COLLATERALIZED MORTGAGE OBLIGATIONS

                  A collateralized mortgage obligation (CMO) is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, if a particular class or series of CMOs held by the Fund is retired early, the Fund could lose any premium it paid when it acquired the investment, and the Fund may have to reinvest the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

              ASSET-BACKED SECURITIES

                  Through the use of trusts and special purpose corporations, automobile or credit card receivables may be securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the CMO structure. Generally, the issuers of asset-backed bonds, notes, or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund ordinarily will reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

              WHEN-ISSUED SECURITIES

                  A when-issued security involves the Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If the Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

              CONVERTIBLE SECURITIES

                  Convertible securities include corporate bonds, notes, or preferred stocks of U.S. or Non-U.S. issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. The Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

              RULE 144A SECURITIES

              Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by Loomis Sayles Funds' trustees, that a particular issue of Rule 144A securities is liquid.

              NON-U.S. SECURITIES

                  Securities of issuers organized or headquartered outside the United States are known as Non-U.S. securities. Non-U.S. securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a Non-U.S. corporate or government issuer than about a U.S. issuer, and Non-U.S. corporate issuers are generally not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some Non-U.S. issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Non-U.S. brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain Non-U.S. countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The Fund's receipt of interest on Non-U.S. government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

                  The Fund's investments in Non-U.S. securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding Non-U.S. investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities, and delays and disruptions in securities settlement procedures.

                  Since most Non-U.S. securities are denominated in Non-U.S. currencies or traded primarily in securities markets in which settlements are made in Non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected by changes in currency exchange rates, exchange control regulations, or Non-U.S. withholding taxes. Changes in the value relative to the U.S. dollar of a Non-U.S. currency in which the Fund's holdings are denominated will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

                  In addition, although part of the Fund's income may be received or realized in Non-U.S. currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars, and declared as a dividend, but before payment of the dividend, the

Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of Non-U.S. currency required to be converted into U.S. dollars will be greater than the equivalent amount in Non-U.S. currency of the expenses at the time they were incurred.

                  In determining whether to invest assets of the Fund in securities of a particular Non-U.S. issuer, Loomis Sayles will consider the likely effects of Non-U.S. taxes on the net yield available to the Fund and its shareholders. Compliance with Non-U.S. tax law may reduce the Fund's net income available for distribution to shareholders.

         NON-U.S. CURRENCY HEDGING TRANSACTIONS

                  Non-U.S. currency exchange transactions may allow the Fund to protect the value of specific portfolio positions or to anticipate changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the Non-U.S. currency exchange rate between the date on which the Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, the Fund might purchase or sell a Non-U.S. currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Fund may also enter into private contracts to purchase or sell Non-U.S. currencies at a future date ("forward contracts"). The Fund might also purchase exchange-listed and over-the-counter call and put options on Non-U.S. currencies. Over-the-counter currency options are generally less liquid than exchange-listed options and will be treated as illiquid assets. The Fund may not be able to dispose of over-the-counter options readily.

         Non-U.S. currency transactions involve costs and may result in losses.

         SWAP TRANSACTIONS

                  Interest rate or currency swaps involve the Fund entering into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, to manage duration, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. The Fund will segregate liquid assets at its custodial bank in an amount sufficient to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty were to default on its obligations.

         OPTIONS AND FUTURES TRANSACTIONS

                  Options and futures transactions involve the Fund buying, selling, or writing (or buying or selling futures contracts) on securities, securities indices, or currencies. The Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that the Fund owns or intends to acquire. Options and futures fall into the broad category of financial instruments known as derivatives and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

                  Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If the Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

                  A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by the Fund is less than the price of the offsetting purchase, the Fund will realize a loss.

                  The value of options purchased by the Fund and futures contracts held by the Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in the Fund's portfolio. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When the Fund writes a call option or sells a futures contract without holding the underlying securities, currencies, or futures contracts, its potential loss is unlimited. The Fund will be required, however, to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

                  The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency, or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange-traded options also depends on the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), the Fund is at risk that the other party to the transaction will default on its obligations, or will not permit the Fund to terminate the transaction before its scheduled maturity.

                  The options and futures markets of Non-U.S. countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, Non-U.S. markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in Non-U.S. markets are subject to many of the same risks as other Non-U.S. investments. See "Non-U.S. Securities" above.

         REPURCHASE AGREEMENTS

                  In a repurchase agreement, the Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

                  The rating services' description of their ratings is as follows:

         STANDARD & POOR'S

                  AAA    An obligation rated 'AAA' has the highest rating
         assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  AA     An obligation rated 'AA' differs from the highest rated
         obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  A      An obligation rated 'A' is somewhat more susceptible to
         the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  BBB    An obligation rated 'BBB' exhibits adequate protection
         parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  BB     An obligation rated 'BB' is less vulnerable to
         nonpayment that other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  B      An obligation rated 'B' is more vulnerable to
         nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  CCC    An obligation rated 'CCC' is currently vulnerable to
         nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  CC     An obligation rated 'CC' is currently highly vulnerable
         to nonpayment.

                  C A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

                  D      An obligation rated 'D' is in payment default. The 'D'
         rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  r      This symbol is attached to the ratings of instruments
         with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations liked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.


                  N.R.   This indicates that no rating has been requested, that
         there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

                  Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

               MOODY'S INVESTORS SERVICE, INC.

               Aaa       Bonds which are rated Aaa are judged to be of the best
         quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

               Aa        Bonds which are rated Aa are judged to be high quality
         by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

               A         Bonds which are rated A possess many favorable
         investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

               Ba        Bonds which are rated Ba are judged to have speculative
         elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

               B         Bonds which are rated B generally lack characteristics
         of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

               Caa       Bonds which are rated Caa are of poor standing. Such
         issues may be in default or there may be present elements of danger with respect to principal or interest.

               Ca        Bonds which are rated Ca represent obligations which
         are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:          Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

(C)            Principal Risks

               The value of investor's investment in the Fund will fluctuate with changes in the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect the Fund's portfolio as a whole. The Fund could be subject to additional principal risks because the types of investments made by the Fund can change over time.

               INTEREST RATE RISK

                  This is the risk that changes in interest rates will affect the value of the Fund's investments in fixed income securities, such as bonds, notes, asset-backed securities, and other income producing securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk affects the Fund. Increases in interest rates may cause the value of the Fund's investments to decline.

                  Even funds that generally invest a significant portion of their assets in high quality fixed income securities, such as the Fund, are subject to interest rate risk. Interest rate risk is greater for funds that generally invest a significant portion of their assets in lower rated fixed income securities ("junk bonds") or comparable unrated securities.

                  Interest rate risk also is greater for funds that generally invest in fixed income securities with longer maturities than for funds that invest in fixed income securities with shorter maturities.

                  Interest rate risk is compounded if the Fund invests a significant portion of its assets in mortgage-related or other asset-backed securities. The value of mortgage-related securities and asset-backed securities generally is more sensitive to changes in interest rates than other types of fixed income securities. When interest rates rise, the maturities of mortgage-related and asset-backed securities tend to lengthen, and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Fund must reinvest assets previously invested in these types of securities in fixed income securities with lower interest rates.

                  The Fund also faces increased interest rate risk when it invests in fixed income securities paying no current interest, such as zero coupon securities, principal-only securities, interest-only securities, and fixed income securities paying non-cash interest in the form of other fixed income securities.

              CREDIT RISK

                  This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for the Fund if it invests a significant portion of its assets in lower rated fixed income securities ("junk bonds"). Lower rated fixed income securities generally have speculative elements or are predominately speculative credit risks.

                  If the Fund invests in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are not current in the payment of interest or principal (i.e., in default), it may be subject to greater credit risk because of these investments.

                  If the Fund invests a significant portion of its assets in Non-U.S securities, it may be subject to increased credit risk because of the difficulties of requiring Non-U.S. entities to honor their contractual commitments and because a number of Non-U.S. governments and other issuers are already in default.

              MARKET RISK

                  This is the risk that the value of the Fund's investments will change as the markets for fixed income securities fluctuate and that prices overall may decline.

              NON-U.S. RISK

                  This is the risk associated with investments in issuers located in Non-U.S. countries. The Fund's investments in Non-U.S. securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

                  The securities markets of many Non-U.S. countries are relatively small, with a limited number of issuers and a small number of securities. In addition, Non-U.S. companies often are not subject to the same degree of regulation as U.S. companies.

                  Reporting, accounting, and auditing standards of Non-U.S countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of the Fund's investments in a Non-U.S. country to decline. In the event of nationalization, expropriation, or other confiscation, it could lose its entire Non-U.S. investment.

              CURRENCY RISK

                  This is the risk that fluctuations in exchange rates between the U.S. dollar and Non-U.S. currencies may cause the value of the Fund's investments to decline. The Fund is subject to currency risk because it may invest in securities denominated in, or receiving revenues in, Non-U.S. currencies.

              LEVERAGING RISK

                  When the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks generally are compounded. Since the Fund may create leverage by using investments such as repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money, the Fund faces this risk.

              DERIVATIVES RISK

                  The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The Fund may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Fund also may use derivatives to earn income, enhance yield, and broaden Fund diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. Funds that use derivatives also face additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

              LIQUIDITY RISK

                  Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities that involve substantial interest rate risk or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

              MANAGEMENT RISK

                  Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve the Fund's objective and could cause an investor's investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited the Fund.

(D)            Restrictions of Investment:

                  The investment policies of the Fund set forth in this document may be changed by the Trust's board of trustees, without shareholder approval, except that the investment objective of the Fund as set forth in this document and any policy explicitly identified as "fundamental" may not be changed without the approval of the holder of a majority of the outstanding shares of the relevant Fund (which in this document means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which 50% of the outstanding shares are represented by proxy or (ii) more than 50% of the outstanding shares). Except in the case of the 15% limitation on illiquid securities, the percentage limitations set forth below and in the Prospectus will apply at the time a security is purchased and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such purchase.

                  In addition to its investment objective and policies set forth in this document, the following investment restrictions are policies of the Fund (and those marked with an asterisk are fundamental policies of the Fund): The Fund will not:

                  (1)         Invest in companies for the purpose of exercising
                         control or management.

                  *(2)        Act as underwriter, except to the extent that, in
                         connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

                  *(3)        Invest in oil, gas or other mineral leases, rights
                         or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indexes, interest rates or financial instruments, or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

                  *(4)        Make loans. (For purposes of this investment
                         restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

                  (5)         With respect to 75% of its assets, purchase any
                         security (other than U.S. Government Security) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

                  (6)         with respect to 75% of its assets, acquire more
                         than 10% of the outstanding voting securities of an issuer.

                  (7)         Pledge, mortgage, hypothecate or otherwise
                         encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its total assets to secure borrowings permitted by restriction (9) below. (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

                  *(8)        Purchase any security (other than U.S. Government
                         Securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

                  *(9)        Borrow money in excess of 10% of its total assets
                         (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

                  (10)        Purchase securities on margin (except such short
                         term credits as are necessary for clearance of transactions); or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

                  (11)        Participate on a joint or joint and several basis
                         in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

                  (12)        Purchase any illiquid security, including any
                         security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

                  (13)        Write or purchase puts, calls or combinations of
                         both except that the Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities and (3) write, purchase and sell put and call options on currencies and may enter into currency forward contracts.

                  *(14)       Issue senior securities. (For the purpose of this
                         restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restriction (9) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.)

                  (15)        Invest more than 10% of its net assets in the
                         Securities of other investment companies.

                  (16)        The Fund normally will normally invest at least
                         65% of its assets in fixed income securities.

                         The Fund intends, based on the views of the staff of the Securities and Exchange commission (the "SEC"), to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (12) above.

                         In connection with the offering of its shares in Japan, the Fund has undertaken to the Japan Securities Dealers Association:
         (1) that the Fund will not invest more than 10% of the Fund's net assets in securities that are not traded on a recognized exchange: (2) that the Fund may not acquire more than 10% of the voting securities of any issuer; (3) that the Fund will not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government) and (4) that the Fund will not, together with other registered investment companies managed by Loomis Sayles, acquire more than 15% of the voting securities of any issuer.

                         If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japan Securities Dealers Association as a condition of such qualification.

(E)            Distribution Policy:

                  The Fund generally declares and pays dividends monthly. The Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions are normally made annually, but may be made more frequently. The Fund normally pays distributions to investors who own shares of the Fund as of the last day of each month. The Trust's trustees may change the frequency with which the Fund declares or pays dividends.

                  Investors may choose to:

                  * Reinvest all distributions in additional shares.
                  * Receive all distributions in cash.

                  If investors do not select an option when investors open investor's account, all distributions will be reinvested.

                  It is the policy of the Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

                  Income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of regular trading on the New York Stock Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made on behalf of Japanese Shareholders by Agent Company at any time by submitting a written request directly to State Street Bank. In order for a change to be in effect for any dividend or distribution, it must be received by State Street Bank on or before the record date for such dividend or distribution.

                  The Japanese investors shall receive applicable dividend monthly through Kokusai. The election to receive distributions in shares or in cash may be made by Japanese investors by submitting a written request directly to the Agent Company.

3.                MANAGEMENT STRUCTURE
(A)               Outline of Management of Assets, etc.:
                  A.       Valuation of assets:

                  The net asset value of the shares of the Fund is determined by dividing the Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares of the Fund outstanding and rounding to the nearest cent. Such determination is made as of the close of regular trading on the New York Stock Exchange on each day on which that Exchange is open for unrestricted trading, and no less frequently than once daily on each day during which there is sufficient trading in the Fund's portfolio securities that the value of the Fund's shares might be materially affected. During the 12 months following the date of this Securities Registration Statement, the New York Stock Exchange is expected to be closed on the following weekdays: New Year's Day, Martin Luther King. Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Equity securities listed on an established securities exchange or on the Nasdaq National Market System are normally valued at their last sales price on the exchange where primarily traded or, if there is no reported sale during the day, and in the case of over-the-counter securities not so listed, at the closing bid price. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Long-term debt securities are valued by a pricing services, which determines valuations of normal institutional-size trading units of long-term debt securities. Such valuations are determined using methods based on market transactions for comparable securities and on various relationships between securities which are generally recognized by institutional traders. Other securities for which current market quotations are not readily available and all other assets are taken at fair value as determined in good faith by the board of trustees on the basis of dealer-supplied quotations or otherwise, although the actual calculations may be made by persons acting pursuant to the direction of the board.

                  Generally, trading in non-U.S. securities markets is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of non-U.S. fixed income securities and of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, which events will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of the Fund's portfolio securities occur during such period, then these securities may be valued at their fair value as determined in good faith by or in accordance with procedures approved by the trustees.

B.       Management Fee, etc.:
         (1)      Management Fee:
                  (a)      Management Company Fee
                           The Fund pays Loomis Sayles a monthly investment
                  advisory fee, also known as a management fee, at an annual rate of .60% of the Fund's average daily net assets. In addition to the investment advisory fee, the Fund pays all expenses not expressly assumed by Loomis Sayles, including taxes, brokerage commissions, fees and expenses of registering or qualifying the Fund's shares under federal and state securities laws, fees of the Fund's custodian, transfer agent, independent accountants and legal counsel, expenses of shareholders' and trustees' meetings, expenses of preparing, printing and mailing prospectuses to existing shareholders and fees of trustees who are not directors, officers or employees of Loomis Sayles or its affiliated companies.

                           For the first fiscal year ended on September 30,
                  1999, the Investment Advisory Fee and all the above-mentioned expenses not expressly assumed by Loomis Sayles were $ 205,838 and $ 175,915, respectively.

                  (b) Custodian Fee and Charges of the Shareholder Servicing, Transfer and Dividend Paying Agent
                           The Fund pays to State Street Bank and Trust Company,
                  the Fund's

                  Custodian, an annual fee at the rate of .066% on the first $20 million of assets, .033% on the next $80 million of assets and .0100% on amounts exceeding $80 million, subject to certain minimum monthly charges.

                           The Fund pays to State Street Bank and Trust Company,
                  the Fund's Transfer and Servicing Agent, an annual fee at the rate of 0.10% of assets subject to certain maximum monthly charges.

                           For the first fiscal year ended on September 30,
                  1999, the Custodian Fee and Charges of he Shareholder Servicing, Transfer and Dividend Paying Agent were $52,028 and $7,103, respectively.

                  (c)      Fee on Distribution Plan
                           The Fund has adopted a Service and Distribution Plan
                  under Rule 12b-1 of the Investment Company Act of 1940 that allows the Fund to pay the Distributor a monthly service fee of 0.25% and a monthly distribution fee of 0.50% of the Fund's average net assets. The Distributor may pay all or any portion of the service fee to securities dealers or other organizations for providing personal service to investors and/or the maintenance of shareholder accounts. The Distributor may pay all or any portion of the distribution fee to securities dealers who are dealers of record with respect to the Fund's shares, as distribution fees in connection with the sale of the Fund's shares. The Distributor retains the balance of these fees as compensation for its services as distributor. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of investor's investment and may cost investors more than paying other types of sales charges.

                           For the first fiscal year ended on September 30,
                  1999, the Fee on Distribution Plan was $257,298.

                  (d)      Other Expenses:
                           The Trust pays no compensation to its officers or to
                  the trustees who are directors, officers or employees of Loomis Sayles. Each trustee who is not a director, officer or employee of Loomis Sayles is compensated at the rate of $1,250 per fund per annum.

                                               COMPENSATION TABLE
                                 for the fiscal period ended September 30, 1999

                                                                  (3)                                   (5)
                                                               Pension or                              Total
                                                (2)            Retirement            (4)         Compensation From
                      (1)                    Aggregate      Benefits Accrued   Estimated Annual    Trust and Fund
                Name of Person,             Compensation    as Part of Fund     Benefits upon     Complex* Paid to
                    Position                 From Trust         Expenses          Retirement          Trustee
         -------------------------------  --------------------------------------------------------------------------


         Joseph Alaimo, Trustee                 $ 5,321.50        N/A                N/A                 $ 5,321.50
         Daniel J. Fuss, Trustee                       $ 0        N/A                N/A                        $ 0
         Richard S. Holway, Trustee            $ 21,562.50        N/A                N/A                $ 21,562.50
         Michael T. Murray, Trustee            $ 21,562.50        N/A                N/A                $ 21,562.50


                  * No Trustee receives any compensation from any mutual funds affiliated with Loomis Sayles, other than the Trust.

                  As of September 30, 1999, the officers and trustees of the Trust did not beneficially own any shares of the Fund.

                           In placing orders for the purchase and sale of
                  portfolio securities for the Fund, Loomis Sayles always seeks the best price and execution. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of Loomis Sayles, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

                           Loomis Sayles selects only brokers or dealers which
                  it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

                           Receipt of research services from brokers may
                  sometimes be a factor in selecting a broker which Loomis Sayles believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Loomis Sayles' expenses. Such services may be used by Loomis Sayles in serving other client accounts and in some cases may not be used with respect to the Funds. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

         C.       Sales, Repurchases and Custody:
         (1)      Sales of Shares:
                  a.       SALES IN THE UNITED STATES
                           Investors can buy shares of the Fund through a
                  broker-dealer. Investors may purchase shares of the Fund through a broker-dealer that has been approved by Loomis Sayles Distributors, L.P., which can be contacted at One Financial Center, Boston, MA 02111.

                  The Fund sells its shares at the Net Asset Value next calculated after State Street Bank and Trust Company receives a properly completed investment order, plus the sales charge described previously. State Street Bank and Trust Company generally must receive a properly completed order before the close of regular trading on the New York Stock Exchange for shares to be bought or sold at the Fund's Net Asset Value on that day.

                  - By Check All purchases made by check through the investor's broker-dealer should be in U.S. dollars and made payable to State Street Bank and Trust Company. The Fund will not accept checks made payable to anyone other than State Street Bank and Trust Company. When an investor makes an investment by check through the investor's broker-dealer, to ensure that the investor's investment has cleared, the investor will not be permitted to redeem that investment until it has been in the investor's account for 15 days.

                  - By Wire   The investor's broker-dealer also may wire the
                  investor's initial and subsequent investments to the Fund by using the following wire instructions:

                           State Street Bank and Trust Company
                           225 Franklin Street
                           Boston, MA 02110
                           ABA No. 011000028
                           DDA 4133-408-7

                           Attn: Custody and Shareholder Services
                           (Name of Fund)

                           The investor's broker-dealer may charge a fee for
                  transmitting funds by wire.

                           The Fund and the Distributor reserve the right to
                  reject any purchase order, including orders in connection with exchanges, for any reason which the Fund or the Distributor in its sole discretion deems appropriate. Although the Fund does not presently anticipate that it will do so, the Fund reserves the right to suspend or change the terms of the offering of its shares. In order to avoid dividend dilution, it is expected that the Fund will reject purchase orders in excess of U.S. $5 million on each of the five Fund business days preceding the ex-dividend date of each month. A "Fund business day" is any day on which the New York Stock Exchange is open for business.

                           The distributor may accept telephone orders from
                  broker-dealers who have been previously approved by the distributor. Broker-dealers are responsible for forwarding purchase or redemption orders to the distributor promptly. Broker-dealers may charge investors a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealer and not remitted to the Fund.

                           The Fund may periodically close to new purchases of
                  shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

                           Each initial and subsequent investment must be for at
                  least 100 shares or multiples of 100 shares.

                           The price an investor pays will be the per share net
                  asset value ("NAV") next calculated after a proper investment order is received by the Trust's transfer or other agent or subagent plus a 2.50% sales charge (the "public offering price") which is 2.56% of the net amount invested. The amount reallowed to broker-dealers is 2.00% as a percentage of the public offering price. The Fund receives the net asset value. The Distributor will retain 0.50% of the net asset value.

                           The price of the Fund's shares is based on its net
                  asset value, plus the sales charge described previously. The net asset value per share of the Fund equals the total value of its assets, less its liabilities, divided by the number of outstanding shares. Shares are valued as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading.

                          The Fund values its investments for which market
                  quotations are readily available at market value. The Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value. The Fund values all other investments and assets at fair value.

                          The Fund translates prices for its investments quoted
                  in Non-U.S. currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund's net asset value. Because Non-U.S. markets may be open at different times than the New York Stock Exchange, the value of the Fund's shares may change on days when shareholders are not able to buy or sell shares. If events materially affecting the values of the Fund's Non-U.S. investments occur between the close of Non-U.S. markets and the close of regular trading on the New York Stock Exchange, these Non-U.S. investments may be valued at their fair value.

                  b.      SALES IN JAPAN

                          In Japan, Shares of the Fund are offered on any Fund
                  Business Day and any business day of securities company in Japan during the applicable Subscription Period mentioned in "8. Period of Subscription, Part I Information concerning Securities" of a securities registration statement pursuant to the terms set forth in "Part I. Information concerning Securities" of the relevant securities registration statement. A Handling Securities Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account or other prescribed contract (the "Contract") and receive from such investors an application for requesting the opening of a transactions account under the Contract. Shares may be purchased in the minimum investment amount of 100 shares and in integral multiples of 100 shares.

                          The Issue Price is the net asset value per Share next
                  calculated on the day on which the Fund has received such application. The contract day in Japan is the day when Kokusai confirms the execution of the order (usually, the next business day in Japan following the day of placement of the order), and the settlement shall be made within 4 business days from the contract day, and investors shall pay the Sales Charge by such payment day.

                          The sales charge in Japan shall be 2% of the Sales
                  Price.

                          The Investors having entrusted a Sales and Sales
                  Handling Company in Japan with safekeeping of the certificates for Fund shares will receive a certificate of safekeeping in exchange for the purchase price. In such case payment shall be made in yen in principle and the applicable exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day and which shall be determined by such Sales and Sales Handling Company in Japan. The payment may be made in dollars to the extent that the Sales and Sales Handling Companies in Japan can agree.

                          In addition, Sales and Sales Handling Companies in
                  Japan who are members of the Japan Securities Dealers Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than (Y)100,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" established by the Association.

                          The Fund and the Distributor reserve the right to
                  reject any purchase order from the Distributor in Japan for any reason which the Fund or the Distributor in its sole discretion deems appropriate. Although the Fund does not presently anticipate that it will do so, the Fund reserves the right to suspend or change the terms of the offering of its shares. In order to avoid dividend dilution, it is expected that the Fund will reject purchase orders in excess of U.S.$5 million on each of the five Fund business days preceding the ex-dividend date of each month. A "Fund business day" is any day on which the New York Stock Exchange is open for business.

         (2)      Repurchase of Shares:

                  a.      REPURCHASE IN THE UNITED STATES

                          An investor can redeem shares of the Fund through the
                  investor's broker-dealer any day the New York Stock Exchange is open. If investors are redeeming shares that the investors purchased within the past 15 days by check the investor's redemption will be delayed until the investor's payment for the shares clears.

                          The investor's redemptions generally will be wired to
                  the investor's broker-dealer on the third business day after the investor's request is received. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, the Fund reserves the right to redeem shares in kind.

                          To redeem shares, investors should send a signed
                  letter of instruction to the investor's broker-dealer that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which investors are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), the investor's address, telephone number, account number, and the number of shares or dollar amount to be redeemed. The investor's broker-dealer will send the investor's redemption request to State Street Bank and Trust Company.

                          If investors have certificates for the shares that the
                  investors want to sell, the investors must include them along with completed stock power forms.

                          Before State Street Bank and Trust Company can wire
                  redemption proceeds to the investor's bank account, the investor's broker-dealer must provide specific wire instructions to State Street Bank and Trust Company. REDEMPTION BY THE FUND If investors own fewer shares than the minimum set by the Trustees, the Fund may redeem the investors' shares and send the investors the proceeds.

                  b.      REPURCHASE IN JAPAN

                          Shareholders in Japan may at any time request
                  repurchase of their Shares. Repurchase requests in Japan may be made to State Street Bank through the Sales and Sales Handling Company in Japan on a Fund Business Day that is a business day of securities companies in Japan. The repurchase of shares will be in full share amounts in the amount of one share except in the case of a shareholder who is closing an account for whom full and fractional shares will be repurchased.

                          The price a shareholder in Japan will receive is the
                  net asset value next calculated after the Fund receives the repurchase request from Kokusai, provided the request is received before the close of regular trading on the New York Stock Exchange. The payment of the price shall be made in yen through the Sales and Sales Handling Companies in Japan pursuant to the Contracts or, if the Sales and Sales Handling Companies in Japan agree, in dollars. The payment for repurchase proceeds shall ordinarily be on the third business day by the Fund to the Agent Company. The payment for repurchase proceeds ordinarily shall be made on the fourth business day of securities companies in Japan after and including the day when Sales and Sales Handling Companies in Japan confirm the execution of the order (ordinarily the business day in Japan next following the placement or repurchase request). The Fund may suspend the right of repurchase and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

         (3)      Custody of Shares:

                          Share certificates shall be held by Shareholders at
                  their own risk.

                          The custody of the Share certificates (if issued)
                  representing Shares sold to Japanese Shareholders shall, unless otherwise instructed by the Shareholder, be held, in the name of the custodian, by the custodian of Kokusai. Certificates of custody for the Shares shall be delivered by the Sales and Sales Handling Companies in Japan to the Japanese Shareholders.

         D.       Miscellaneous:

         (1)      Duration and Liquidation:

                          The Declaration of Trust provides for the perpetual
                  existence of the Trust. The Declaration of Trust further provides that the trustees may also terminate the Trust or the Fund upon written notice to the shareholders.

         (2)      Accounting Year:

                          The Fund's fiscal year ends on September 30.

         (3)      Authorized Shares:

                          There is no limit on the number of shares to be
                  issued.

         (4)      Agreement and Declaration of Trust:

                          Originals or copies of the Declaration of Trust, as
                  amended, are maintained in the office of the Trust and are made available for public inspection by the Shareholders. Originals or copies of the Declaration of Trust, as amended, are on file in the United States with the Secretary of State of The Commonwealth of Massachusetts and with the Clerk of the City of Boston.

                          The Declaration of Trust may be amended at any time by
                  an instrument in writing signed by a majority of the Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which in the determination of the Trustees shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Trust, of establishing, changing or eliminating the par value of any series or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained therein shall not require authorization by vote of any Shareholders.

                          In Japan, material changes in the Declaration of Trust
                  shall be published and notice thereof shall be sent to the Japanese Shareholders.

         (5)      Issue of Warrants, Subscription Rights, etc.:

                          The Fund may not grant privileges to purchase shares
                  of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

         (6)      Calculation of Yield and Total Return:

                          YIELD. Yield with respect to the Fund will be computed
                  by dividing the Fund's net investment income for a recent 30-day period by the maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Fund's yield will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund. These factors, and possible differences in the methods used in calculating yield, should be considered when comparing the Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund.

                          At any time in the future, yields may be higher or
                  lower than past yields and there can be no assurance that any historical results will continue.

                          Investors in the Fund are specifically advised that
                  the net asset value per share of the Fund may vary, just as yields for the Fund may vary. An investor's focus on yield to the exclusion of the consideration of the value of shares of the Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

                          TOTAL RETURN. Total Return with respect to the Fund is
                  a measure of the change in value of an investment in the Fund over the period covered, and assumes any dividends or capital gains distributions are reinvested immediately, rather than paid to the investor in cash. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased through a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested;
                  (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing the resulting account value by the initial $1,000 investment.

                          YIELD AND TOTAL RETURN. The Fund may from time to time
                  include its total return information in advertisements or in information furnished to present or prospective shareholders. The Fund may from time to time include the yield and/or total return of its shares in advertisements or information furnished to present or prospective shareholders. The Fund may from time to time include in advertisements or information furnished to present or prospective shareholders (i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. or Standard & Poor's Micropal, Inc. as having similar investment objectives, (ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted or straight performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.

                  VOLATILITY The Fund may quote various measures of its volatility and benchmark correlation. In addition, the Fund may compare these measures to those of other funds and indices. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate the extent to which the Fund's returns change in ways similar to those of the benchmark. All measures of volatility and correlation are calculated using averages of historical data. The Fund may utilize charts and graphs to present its volatility and average annual total return. The Fund may also discuss or illustrate examples of interest rate sensitivity.

     (B)          Outline of Disclosure System:

                  (1)     Disclosure in U.S.A.:

                  (i)     Disclosure to shareholders

                          In accordance with the Investment Company Act of 1940,
                  the fund is required to send to its shareholders annual and semi-annual reports containing financial information. Audited financial statements will be prepared and distributed annually and unaudited financial statements will be prepared and distributed semi-annually.

                  (ii)    Disclosure to the SEC

                          The Fund has filed a registration statement with the
                  SEC on Form N-

                  1A; the Fund updates that registration statement periodically in accordance with the Investment Company Act of 1940.

         (2)      Disclosure in Japan:

                  (i)     Disclosure under Securities and Exchange Law of Japan

                  a.      Disclosure to the Supervisory Authority:

                          When the Fund intends to offer the Shares amounting to
                  more than 100 million yen in Japan, it shall submit to the Director of Kanto Local Financial Bureau of the Ministry of Finance securities registration statements together with the copies of the Agreement and Declaration of the Fund and the agreements with major related companies as attachments thereto. These documents are made available for public inspection for investors and any other persons who desire at the Kanto Local Finance Bureau of the Ministry of Finance.

                          The Sales and Sales Handling Companies in Japan of the
                  Shares shall deliver to the investors prospectuses the contents of which are substantially identical to Part I and
                  Part II of the securities registration statements. For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when material changes in the operation of the Fund occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at the Kanto Local Finance Bureau of the Ministry of Finance of Japan.

                  (ii)    Notifications, etc. under the Law Concerning
                          Securities

                          Investment Trusts and Securities Investment Companies

                          If the Investment Management Company offers for sale
                  of shares of the Fund, etc., it must file in advance the prescribed matters on the Fund with the Commissioner of Financial Supervisory Agent under the Law Concerning Securities Investment Trusts and Securities Investment Companies (the Law No.198, 1951) (hereinafter referred to the "Investment Trusts Law"). In addition, if the Investment Management Company amends the Agreement and the Declaration of Trust of the Fund, it must file in advance such amendment and the details thereof with the Commissioner of Financial Supervisory Agent. Further, the Investment Management Company must prepare the Management Report on the prescribed matters concerning the assets of the Fund under the Investment Trusts Law immediately after the end of each calculation period of the Fund and must file such Report with the Commissioner of Financial Supervisory Agent.

                  b.      Disclosure to Japanese Shareholders:

                          If the Investment Management Company makes any
                  material amendment to the Agreement and the Declaration of Trust of the Fund, the substance of which is important, it must give in advance public notice concerning its intention to make such amendment and the substance of such amendment at least 30 days prior to such amendment, and must deliver the written documents containing the above matters to the unitholders known in Japan. Provided, however, that if the said written documents are delivered to all the shareholders in Japan, the relevant public notice is not required to be given.

                          The Japanese Shareholders will be notified of the
                  material facts which would change their position, including material amendments to the Declaration of Trust of the Fund, and of notices from the Trustees, through the Sales and Sales Handling Companies in Japan.

                          The financial statements shall be sent to the Japanese
                  Shareholders through the Handling Securities Companies or the summary thereof shall be carried in daily newspapers.

                          The above-described Management Report on the Fund will
                  be sent to the known shareholders in Japan.

     (C)          Restrictions on Transactions with Interested Parties:

                          Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, Loomis, Sayles & Company, L.P., acting as investment manager of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

     4.           INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY
           SHAREHOLDERS, ETC.

     (A)          Rights of Shareholders and Procedures for Their Exercise:

                          Shareholders must register their shares in their own name in order to exercise directly their rights as Shareholders. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Sales and Sales Handling Companies in Japan cannot exercise directly their Shareholder rights, because their Shares are registered in the name of the custodian. Shareholders in Japan may have the Sales and Sales Handling Companies in Japan exercise their rights on their behalf in accordance with the Account Agreement with the Sales and Sales Handling Companies in Japan. Shareholders in Japan who do not entrust the custody of their Shares to the Sales and Sales Handling Companies in Japan are responsible for exercising their rights in accordance with their own arrangement under their own responsibility.

                          The major rights enjoyed by Shareholders are as
                  follows:

                  (i)     Voting rights

                          Shareholders are entitled to one vote for each full
                  share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

                          The Declaration of Trust provides that on any matter
                  submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment management agreement relating to that series.

                          There will normally be no meetings of shareholders for
                  the purpose of electing trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the board of trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

                          Upon written request by the holders of shares having a
                  net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

                          Except as set forth above, the trustees shall continue
                  to hold office and may appoint successor trustees. Voting rights are not cumulative.

                          No amendment may be made to the Declaration of Trust
                  without the affirmative vote of a majority of the outstanding shares of the Trust, except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
                  (ii) to establish, change or eliminate the par value of any shares (currently all shares have no par value).

                  (ii)    Repurchase rights

                          Shareholders are entitled to request repurchase of
                  Shares at their Net Asset Value at any time.

                  (iii)   Rights to receive dividends

                          The Fund generally declares and pays dividends
                  monthly. The Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions are normally made annually, but may be made more frequently. The Fund normally pays distributions to investors who own shares of the Fund as of the last day of each month. The Trust's trustees may change the frequency with which the Fund declares or pays dividends.

                  (iv)    Right to receive distributions upon dissolution

                          Shareholders of a fund are entitled to receive
                  distributions upon dissolution in proportion to the number of shares then held by them, except as otherwise required.

                  (v)     Right to inspect accounting books and the like

                          Shareholders are entitled to inspect the Declaration
                  of Trust, the accounting books at the discretion of the Court and the minutes of any shareholders' meetings.

                  (vi)    Right to transfer shares

                          Shares are transferable without restriction except as
                  limited by applicable law.

                  (vii)   Rights with respect to the U.S. registration statement

                          If, under the 1933 Act, there is any false statement
                  concerning any material matter in the U.S. Registration Statement, or any omission of any statement of material matters to be stated therein or necessary in order not to cause any misunderstanding of an important matter, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustee of the issuer (or any person placed in the same position) at the time of filing such Statement, any person involved in preparing such Statement or any subscriber of the relevant shares.

     (B)          Tax Treatment of Shareholders in Japan:

                          The tax treatment of Shareholders in Japan shall be as
                  follows:

                  (1) The distributions to be made by the Fund will be treated as distributions made by a domestic investment trust.

                  a. The distributions made by the Fund to Japanese individual shareholders will be subject to separate taxation from other income (i.e. withholding of income tax at the rate of 15% and withholding of local taxes at the rate of 5% in Japan). In this case, no report concerning distributions will be filed with the Japanese tax authorities.

                  b. The distributions made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax at the rate of 15% and to withholding of local taxes at the rate of 5% in Japan. In certain cases, the Handling Securities Companies will prepare a report concerning distributions and file such report with the Japanese tax authorities.

                  c. Net investment returns such as dividends, etc. and distributions of short-term net realized capital gain, among distributions on Shares of the Fund, will be, in principle, subject to withholding of U. S. federal income tax at the rate of 15% and the amount obtained after such deduction will be paid in Japan.

                          Distributions of long-term net realized capital gain
                  will not be subject to withholding of U. S. federal income tax and the full amount thereof will be paid in Japan. The amount subject to withholding of U. S. federal income tax may be deducted from the tax levied on a foreign entity in Japan.

                          The Japanese withholding tax imposed on distributions
                  as referred to in a. and b. above will be collected by way of so-called "difference collecting method". In this method only the difference between the amount equivalent to 20% of the distributions before U.S. withholding tax and the amount of U.S. withholding tax withheld in the U.S. will be collected in Japan.

                  (2) The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to dividends paid by a domestic corporation, shall not apply.

                  (3) Capital gains and losses arising from purchase and repurchase of the Shares shall be treated in the same way as those arising from purchase and sale of a domestic investment trust. The distribution of the net liquidation assets shall be also treated in the same way as those arising from liquidation of a domestic investment trust.

                  (4) The Japanese securities transaction tax will not be imposed so far as the transactions concerned are conducted outside Japan. Such tax, however, is applicable to dealers' transactions for their own account and to privately negotiated transactions conducted in Japan.

     (C)          Foreign Exchange Control in U.S.A.:

                          In the U.S.A., there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.

     (D)          Agent in Japan:

                  Hamada & Matsumoto
                  Kasumigaseki Building, 25th Floor
                  2-5, Kasumigaseki 3-chome
                  Chiyoda-ku, Tokyo

                          The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purpose of:

                  (1) the receipt of any and all legal claims, actions, proceedings, process, and communications addressed to the Trust or the Fund.

                  (2) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

                          The agent for the registration with the Director of Kanto Local Finance Bureau and the Commissioner of the Financial Supervisory Agency of the initial public offering concerned as well as for the continuous disclosure is each of the following persons:

                  Harume Nakano
                  Ken Miura

                  Attorneys-at-law
                  Hamada & Matsumoto
                  Kasumigaseki Building, 25th Floor
                  2-5, Kasumigaseki, 3-chome
                  Chiyoda-ku, Tokyo

           (E)    Jurisdiction:

                          Limited only to litigation brought by Japanese investors regarding transactions relating to (D)(2) above, the Fund has agreed that the following court has jurisdiction over such litigation and the Japanese law is applicable thereto:

                  Tokyo District Court
                  1-4, Kasumigaseki 1-chome
                  Chiyoda-ku, Tokyo

5.     STATUS OF INVESTMENT FUND

(1) Diversification of Investment Portfolio (Diversification of Investment Portfolio by Types of Assets and Geographic Regions):

       ----------------------------------------------------------------------------------------------------------------------
                                                                                           (As of the end of January, 2000)
       ----------------------------------------------------------------------------------------------------------------------
                                                                                   Market Value           Investment Ratio
       Types of Assets                 Name of Country                             Total Dollar                 (%)
       ----------------------------------------------------------------------------------------------------------------------
       Non-Convertible Bonds           U.S.A.                                            22,365,863                    49.01
       ----------------------------------------------------------------------------------------------------------------------
                                       Canada                                               763,994                     1.67
       ----------------------------------------------------------------------------------------------------------------------
                                       Supranational                                        539,341                     1.18
       ----------------------------------------------------------------------------------------------------------------------
                                       United Kingdom                                       426,888                     0.94
       ----------------------------------------------------------------------------------------------------------------------
       Convertible Bonds               U.S.A.                                             9,465,375                    20.74
       ----------------------------------------------------------------------------------------------------------------------
       Government Agencies             U.S.A.                                             7,194,334                    15.76
       ----------------------------------------------------------------------------------------------------------------------
       Foreign Government              Canada                                             4,419,811                     9.68
       ----------------------------------------------------------------------------------------------------------------------
       Preferred Stock                 U.S.A.                                             1,608,131                     3.52
       ----------------------------------------------------------------------------------------------------------------------
       Common Stock                    U.S.A.                                                11,943                     0.03
       ----------------------------------------------------------------------------------------------------------------------
       Sub-total                                                                         46,795,680                   102.53
       ----------------------------------------------------------------------------------------------------------------------
       Cash, Deposit and                                                                 -1,156,921                    -2.53
       Other Assets (After
       Deduction of Liabilities)
       ----------------------------------------------------------------------------------------------------------------------
                    Total                                                                45,638,759                   100.00
       ----------------------------------------------------------------------------------------------------------------------
       (Net Asset Value)                                                        (4,883 million JPY)
       ----------------------------------------------------------------------------------------------------------------------
       ----------------------------------------------------------------------------------------------------------------------

       ----------------------------------------------------------------------------------------------------------------------

       Note:     Investment Ratio is calculated by dividing the types of asset at their market value by the total net asset value. The same applies hereinafter.

       (2)       Results of Past Operations

       (a)       Record of Changes in Net Assets

                 Record of changes in net assets as of the end of the first fiscal year (the end of September, 1999) and as of the end of each month for one year starting from February, 1999 are as follows:

       -------------------------------------------------------------------------------------------------------------
                                                                                       Net Asset Value per
                                                    Total Net Asset Value                    Share
       -------------------------------------------------------------------------------------------------------------
                                                    Dollar           Yen
                                                 (thousands)      (millions)        Dollar            Yen
       -------------------------------------------------------------------------------------------------------------
       End of First Fiscal Year
       (1999 End of September)                     34,264            3,666            9.79            1,048
       -------------------------------------------------------------------------------------------------------------
                  February                         32,876            3,518           10.17            1,088
       -------------------------------------------------------------------------------------------------------------
                  March                            35,236            3,770           10.46            1,119
       -------------------------------------------------------------------------------------------------------------
                  April                            33,462            3,580           10.58            1,132
       -------------------------------------------------------------------------------------------------------------
                  May                              36,035            3,856           10.24            1,096
       -------------------------------------------------------------------------------------------------------------
                  June                             38,583            4,128           10.08            1,079
       -------------------------------------------------------------------------------------------------------------
                  July                             36,787            3,936            9.97            1,067
       -------------------------------------------------------------------------------------------------------------
                  August                           35,121            3,758            9.86            1,055
       -------------------------------------------------------------------------------------------------------------
                  September                        34,264            3,666            9.79            1,048
       -------------------------------------------------------------------------------------------------------------
                  October                          21,616            2,313            9.89            1,058
       -------------------------------------------------------------------------------------------------------------
                  November                         35,532            3,802            9.72            1,040
       -------------------------------------------------------------------------------------------------------------
                  December                         44,207            4,730            9.52            1,019
       -------------------------------------------------------------------------------------------------------------
       2000 End of January                         45,639            4,883            9.45            1,011
       -------------------------------------------------------------------------------------------------------------

                 (Note) The Fund commenced its operation on October 1, 1998, when the net asset value per share was $9.95.

       (b)       Record of Distributions Paid

       ------------------------------------------------------------------------------------------------------------------
                                       Distribution Date         Ex-distribution Date            Distribution
                                                                                                  per Share
       ------------------------------------------------------------------------------------------------------------------
       November, 1998                  December 4, 1999          December 1, 1999            US$0.105((Y)11.235)
       ------------------------------------------------------------------------------------------------------------------
       December, 1998                  January 6, 1999           December 31, 1998           US$ 0.065((Y)6.955)
       ------------------------------------------------------------------------------------------------------------------
       January, 1999                   February 4, 1999          February 1, 1999            US$ 0.054((Y)5.778)
       ------------------------------------------------------------------------------------------------------------------
       February, 1999                  March 4, 1999             March 1, 1999               US$ 0.054((Y)5.778)
       ------------------------------------------------------------------------------------------------------------------
       March, 1999                     April 6, 1999             April 1, 1999               US$ 0.060((Y)6.420)
       ------------------------------------------------------------------------------------------------------------------
       April, 1999                     May 6, 1999               May 3, 1999                 US$ 0.057((Y)6.099)
       ------------------------------------------------------------------------------------------------------------------
       May, 1999                       June 4, 1999              June 1, 1999                US$ 0.053((Y)5.671)
       ------------------------------------------------------------------------------------------------------------------


       ------------------------------------------------------------------------------------------------------------------
       June, 1999                      July 7, 1999              July 1, 1999                US$ 0.057((Y)6.099)
       ------------------------------------------------------------------------------------------------------------------
       July, 1999                      August 5, 1999            August 2, 1999              US$ 0.059((Y)6.313)
       ------------------------------------------------------------------------------------------------------------------
       August, 1999                    September 7, 1999         September 1, 1999           US$ 0.057((Y)6.099)
       ------------------------------------------------------------------------------------------------------------------
       September, 1999                 October 6, 1999           October 1, 1999             US$ 0.063((Y)6.741)
       ------------------------------------------------------------------------------------------------------------------
       October, 1999                   November 4, 1999          November 1, 1999            US$ 0.062((Y)6.634)
       ------------------------------------------------------------------------------------------------------------------
       November, 1999                  December 6, 1999          December 1, 1999            US$ 0.202((Y)21.614)
       ------------------------------------------------------------------------------------------------------------------
       December, 1999                  January 5, 2000           December 31, 1999           US$ 0.043((Y)4.601)
       ------------------------------------------------------------------------------------------------------------------
       January, 2000                   February 4, 2000          February 1, 2000            US$ 0.052((Y)5.564)
       ------------------------------------------------------------------------------------------------------------------
       February, 2000                  March 6, 2000             March 1, 2000               [US$ 0.058((Y)6.206)]
       ------------------------------------------------------------------------------------------------------------------

       (c)       Record of Sales and Redemption

             Record of sales and repurchases from the commencement of the management of the Fund to the end of the first fiscal year (end of September, 1999) and number of outstanding Shares of the Fund as at the end of the first fiscal year are as follows:

              ------------------------------------------------------------------
                   Number of Shares   Number of Shares   Number of Shares
                        Sold             Redeemed           Outstanding
              ------------------------------------------------------------------
                      5,370,740       1,872,540          3,498,200
                     (4,770,400)     (1,272,200)        (3,498,200)
              ------------------------------------------------------------------

       Note 1: The figures in parentheses show those sold, redeemed or outstanding in Japan.
       Note 2: The number of shares sold includes those held during the initial public offering.

       II. OUTLINE OF THE TRUST

       1.       Trust

       (A)      Law of Place of Incorporation

                       The Trust is a Massachusetts business trust organized in
            Massachusetts, U.S.A. on February 20, 1991.

                       Chapter 182 of the Massachusetts General Laws prescribes
            the fundamental matters in regard to the operations of certain business trusts constituting voluntary associations under that chapter.

                       The Trust is an open-end, diversified management company
            under the Investment Company Act of 1940.

       (B)      Outline of the Supervisory Authority

                       Refer to I - l (B) Outline of the Supervisory Authority.

       (C)      Purpose of the Trust

                       The purpose of the Trust is to provide investors a
            managed investment primarily in securities, debt instruments and other instruments and rights of a financial character and to carry on such other businesses as the Trustees may from time to time determine pursuant to their authority under the Declaration of Trust.

       (D)      History of the Trust

                February 20, 1991:         Organization of the Trust as a
                                           Massachusetts business trust.
                                           Adoption of the Declaration of Trust.

       (E)      Amount of Capital Stock Not applicable.

       (F)      Structure of the Management of the Trust

                       Subject to the provisions of the Declaration of Trust,
            the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility. Without limiting the foregoing, the Trustees may adopt By-Laws not inconsistent with the Declaration of Trust providing for the conduct of the business of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; they may fill vacancies, including vacancies caused by enlargement of their number, and may remove Trustees with or without cause; they may elect and remove, with or without cause, such officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number, and terminate, any one or more committees consisting of two or more Trustees, including an executive committee which may, when the Trustees are not in session, exercise some or all of the power and authority of the Trustees as the Trustees may determine; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities, retain a transfer agent or a Shareholder servicing agent, or both, provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise, set record dates for the determination of Shareholders with respect to various matters, and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

                       Except as otherwise provided in the Declaration of Trust
            or from time to time in the By-Laws, any action to be taken by the Trustees may be taken (A) by a majority of the Trustees present at a meeting of the Trustees (a quorum being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time (participation by which means shall for all purposes constitute presence in person at a meeting), or (B) by written consents of a majority of the Trustees then in office (which written consents shall be filed with the records of the meetings of the Trustees and shall be treated for all purposes as a vote taken at a meeting of Trustees).

                       The Shareholders shall have power to vote only (i) for
            the election of Trustees as provided in Article IV, Section 1 of the Declaration of Trust, PROVIDED, HOWEVER, that no meeting of Shareholders is required to be called for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the Shareholders, (ii) with respect to any Investment Management Company or Sub-Adviser as provided in
            Article IV, Section 6 of the Declaration of Trust to the extent required by the 1940 Act, (iii) with respect to any termination of the Trust to the extent and as provided in Article IX, Section 4 of the Declaration of Trust, (iv) with respect to any amendment of the Declaration of Trust to the extent and as provided in Article IX, Section of 7 of the Declaration of Trust, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (vi) with respect to such additional matters relating to the Trust as may be required by law, the Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. On any matter submitted to a vote of

            Shareholders all Shares of the Trust then entitled to vote shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series and (ii) when the Trustees have determined that the matter affects only the interests of one or more Series or Classes, then only Shareholders of such Series or Classes shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action permitted or required of the Shareholders by law, the Declaration of Trust or the By-Laws.

                       Meetings of the Shareholders may be called by the
            Trustees for the purpose of electing Trustees as provided in Article IV, Section 1 of the Declaration of Trust and for such other purposes as may be prescribed by law, by the Declaration of Trust or by the By-Laws. Meetings of the Shareholders may also be called by the Trustees from time to time for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable. A meeting of Shareholders may be held at any place designated by the Trustees. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time and place of the meeting, to each Shareholder entitled to vote at such meeting at the Shareholder's address as it appears on the records of the Trust. Whenever notice of a meeting is required to be given to a Shareholder under the Declaration of Trust or the By-Laws, a written waiver thereof, executed before or after the meeting by such Shareholder or his or her attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice.

                       Forty percent (40%) of the Shares entitled to vote shall
            be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of the Declaration of Trust or the By-Laws permits or requires that holders of any Series or Class shall vote as a Series or Class, then forty percent (40%) of the aggregate number of Shares of that Series or Class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series or Class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by any provision of law or the Declaration of Trust or the By-Laws, a majority of the Shares voted shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of the Declaration of Trust or the By-Laws permits or requires that the holders of any Series or Class shall vote as a Series or Class, then a majority of the Shares of that Series or Class voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that Series or Class is concerned.

                       Any action taken by Shareholders may be taken without a
            meeting if a majority of Shareholders entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of law or the Declaration of Trust or the By-Laws) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

                       Under Massachusetts law shareholders could, under certain
            circumstances, be held personally liable for the obligations of the Fund of which they are shareholders. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

                       The Declaration of Trust further provides that the
            trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matters as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                       The Trustees may, at any time and from time to time,
            contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association or other organization (the "Manager"), every such contract to comply with such requirements and restrictions as may be set forth in the By-Laws; and any such contract may provide for one or more sub-advisers who shall perform all or part of the obligations of the Manager under such contract and may contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine, including, without limitation, authority to determine from time to time what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust's investments. The Trustees may also, at any time and from time to time, contract with the Manager or any other corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or principal underwriter for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the By-Laws; and any such contract may contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine.

                       Unless terminated as provided in the Declaration of
            Trust, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of Shareholders holding at least sixty-six and two-thirds percent (66 2/3%) of the shares entitled to vote, or by the Trustees by written notice to the Shareholders. Any Series or Class of shares may be terminated at any time by vote of Shareholders holding at least sixty-six and two-thirds percent (66 2/3%) of the shares of such Series or Class entitled to vote, or by the Trustees by written notice to the Shareholders of such Series or Class. Upon termination of the Trust or of any one or more Series or Classes of shares, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the particular Series or Class as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets to distributable form in cash or shares or other property, or any combination thereof, and distribute the proceeds to the Shareholders of the Series involved, ratably according to the number of shares of such Series held by the several Shareholders of such Series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Classes of shares of that Series, provided that any distribution to the Shareholders of a particular Class of shares shall be made to such Shareholders pro rata in proportion to the number of shares of such Class held by each of them.

       (G)      Information Concerning Major Shareholders

                       Not applicable.

       (H)      Information Concerning Directors, Officers and Employees

                (1) Trustees and Officers of the Trust

                                                                                         as of the end of January, 2000
       ------------------------------------------------------------------------------------------------------------------
                                                                                                                Shares
       Name                        Office and Title         Resume                                              Owned
       ------------------------------------------------------------------------------------------------------------------
       JOSEPH ALAIMO               Trustee                  present:       President, Wintrust Asset
                                                                       Management Company                      4,674.152
       ------------------------------------------------------------------------------------------------------------------
       RICHARD S. HOLWAY           Trustee                  formerly:      Vice President, Loomis             64,117.677
                                                                       Sayles. Director, Sandwich
                                                                       Cooperative Bank.
       ------------------------------------------------------------------------------------------------------------------
       MICHAEL T. MURRAY           Trustee                  formerly:      Vice President, Loomis             23,414.005
                                                                       Sayles
       ------------------------------------------------------------------------------------------------------------------
       DANIEL J. FUSS              President and Trustee    present:       Vice Chairman and Director,       571,237.355
                                                                       Loomis Sayles
       ------------------------------------------------------------------------------------------------------------------
       SHEILA M. BARRY             Secretary and            present:       Assistant General Counsel             210.396
                                   Compliance Officer                  and Vice President, Loomis
                                                                       Sayles

                                                            formerly:      Senior Counsel and Vice
                                                                       President, New England
                                                                       Funds, L.P.
       ------------------------------------------------------------------------------------------------------------------
       ROBERT J. BLANDING          Executive Vice           present:       President, Chairman,               16,375.966
                                   President                           Director and Chief Executive
                                                                       Officer, Loomis Sayles
       ------------------------------------------------------------------------------------------------------------------
       MARK BARIBEAU               Vice President           present:       Vice President,                             0
                                                                       Loomis Sayles
       ------------------------------------------------------------------------------------------------------------------
       JAMES C. CARROLL            Vice President           present:       Vice President,                             0
                                                                       Loomis Sayles

                                                            formerly:      Managing Director and
                                                                       Senior Energy Analyst at
                                                                       Paine Webber, Inc.
       ------------------------------------------------------------------------------------------------------------------
       PAMELA CZEKANSKI            Vice President           present:       Vice President,                             0
                                                                       Loomis Sayles
       ------------------------------------------------------------------------------------------------------------------
       E. JOHN DEBEER              Vice President           present:       Vice President,                         0.064
                                                                       Loomis Sayles



       ------------------------------------------------------------------------------------------------------------------


       ------------------------------------------------------------------------------------------------------------------
       WILLIAM H. EIGEN, JR.       Vice President           present:       Vice President,                             0
                                                                       Loomis Sayles
                                                            formerly:      Vice President,
                                                                       INVESCO Funds Group
                                                                       and Vice President,
                                                                       The Travelers Corp.
       ------------------------------------------------------------------------------------------------------------------
       CHRISTOPHER R. ELY          Vice President           present:       Vice President,                     2,260.203
                                                                       Loomis Sayles
                                                            formerly:      Senior Vice
                                                                       President and portfolio
                                                                       manager, Keystone
                                                                       Investment Management
                                                                       Company, Inc.
       ------------------------------------------------------------------------------------------------------------------
       QUENTIN P. FAULKNER         Vice President           present:       Vice President,                             0
                                                                       Loomis Sayles
       ------------------------------------------------------------------------------------------------------------------
       PHILIP C. FINE              Vice President           present:       Vice President,                             0
                                                                       Loomis Sayles
                                                            formerly:      Vice President
                                                                       and portfolio manager,
                                                                       Keystone Investment
                                                                       Management Company, Inc.
       ------------------------------------------------------------------------------------------------------------------
       KATHLEEN C. GAFFNEY         Vice President           present:       Vice President,                             0
                                                                       Loomis Sayles
       ------------------------------------------------------------------------------------------------------------------
       JOSEPH R. GATZ              Vice President           present        Vice President,                             0
                                                                       Loomis Sayles
                                                            formerly       Portfolio Manager
                                                                       at Banc One Investment
                                                                       Advisers Corporation
       ------------------------------------------------------------------------------------------------------------------
       ISAAC GREEN                 Vice President           present:       Vice President and                     95.116
                                                                       Director, Loomis Sayles
       ------------------------------------------------------------------------------------------------------------------
       DEAN A. GULIS               Vice President           present:       Vice President,
                                                                       Loomis Sayles
                                                            formerly:      Principal and Director
                                                                       of Research at Roney & Company          1,531,296
       ------------------------------------------------------------------------------------------------------------------
       MARTHA F. HODGMAN           Vice President           present:       Vice President,                     6,565.150
                                                                       Loomis Sayles
       ------------------------------------------------------------------------------------------------------------------
       MARK W. HOLLAND             Treasurer                present:       Vice President and                 66,897.115
                                                                       Director, Loomis Sayles
       ------------------------------------------------------------------------------------------------------------------
       JOHN HYLL                   Vice President           present:       Vice President,                             0
                                                                       Loomis Sayles
       ------------------------------------------------------------------------------------------------------------------
       ART LUTSCHAUNIG             Vice President           present:       Managing Director                           0
                                                                       Mutual Funds
       ------------------------------------------------------------------------------------------------------------------


       ------------------------------------------------------------------------------------------------------------------
       JEFFREY L. MEADE            Vice President           present:       Executive Vice President,          134,795.54
                                                                       Chief Operating Officer and
                                                                       Director, Loomis Sayles
       ------------------------------------------------------------------------------------------------------------------
       ESWAR MENON                 Vice President           present:       Vice President, Loomis                      0
                                                                       Sayles
                                                            formerly:      Portfolio Manager at
                                                                       Nicholas Applegate Capital
                                                                       Management, Equity Analyst at
                                                                       Koaneman Capital Management
                                                                       and Senior Engineer at
                                                                       Integrated Device Technology
       ------------------------------------------------------------------------------------------------------------------
       ALEX MUROMCEW               Vice President           present:       Vice President, Loomis              1,026.365
                                                                       Sayles
                                                            formerly:      Portfolio Manager at
                                                                       Nicholas Applegate Capital
                                                                       Management and Investment
                                                                       Analyst at Teton Partners, L.P.
       ------------------------------------------------------------------------------------------------------------------
       PHILIP R. MURRAY            Assistant Treasurer      present:       Vice President and                          0
                                                                       Treasurer, Loomis Sayles
       ------------------------------------------------------------------------------------------------------------------
       KENT P. NEWMARK             Vice President           present:       Vice President, Managing          104,695.882
                                                                       Partner and Director, Loomis
                                                                       Sayles
       ------------------------------------------------------------------------------------------------------------------
       DAWN ALSTON PAIGE           Vice President           present:       Vice President, Loomis                      0
                                                                       Sayles
       ------------------------------------------------------------------------------------------------------------------
       BRUCE G. PICARD, JR.        Vice President           present:       Vice President, Loomis                      0
                                                                       Sayles
       ------------------------------------------------------------------------------------------------------------------
       LAUREN B. PITALIS           Vice President           present:       Vice President, Loomis              1,337.462
                                                                       Sayles
                                                            formerly:      Vice President and
                                                                       Assistant Secretary of Harris
                                                                       Associates Investment Trust
       ------------------------------------------------------------------------------------------------------------------
       RICHARD SKAGGS              Vice President           present:       Vice President, Loomis                      0
                                                                       Sayles
       ------------------------------------------------------------------------------------------------------------------
       DAVID L. SMITH              Vice President           present:       Vice President, Loomis                      0
                                                                       Sayles
                                                            formerly:      Vice President and
                                                                       portfolio manager, Keystone
                                                                       Investment Management Company,
                                                                       Inc.
       ------------------------------------------------------------------------------------------------------------------


       ------------------------------------------------------------------------------------------------------------------
       SANDRA P. TICHENOR          Vice President           present:       General Counsel, Executive                  0
                                                                       Vice President, Director,
                                                                       Secretary and Clerk, Loomis
                                                                       Sayles
                                                            formerly:      Partner, Heller, Ehrman,
                                                                       White & McAuliffe
       ------------------------------------------------------------------------------------------------------------------
       JOHN TRIBOLET               Vice President           present:       Vice President, Loomis                      0
                                                                       Sayles
                                                            formerly:      Portfolio Manager at
                                                                       Nicholas Applegate Capital
                                                                       Management, MBA student at the
                                                                       University of Chicago, and
                                                                       Investment banker, most
                                                                       recently at PaineWebber, Inc.
       ------------------------------------------------------------------------------------------------------------------
       JEFFREY W. WARDLOW          Vice President           present:       Vice President, Loomis                      0
                                                                       Sayles
       ------------------------------------------------------------------------------------------------------------------
       GREGG D. WATKINS            Vice President           present:       Vice President, Loomis                      0
                                                                       Sayles
       ------------------------------------------------------------------------------------------------------------------
       ANTHONY J. WILKINS          Vice President           present:       Executive Vice President           12,172.536
                                                                       and Director, Loomis Sayles
       ------------------------------------------------------------------------------------------------------------------

       Note 1: Previous positions during the past five years with Loomis Sayles are omitted, if not materially different.

                    (2) Employees of the Trust

                            The Trust has no employees.

       (I)          Description of Business and Outline of Operation

                            The Trust may carry out any administrative and
            managerial act, including the purchase, sale, subscription and exchange of any securities, and the exercise of all rights directly or indirectly pertaining to the Fund's assets. The Trust has retained Loomis Sayles & Company, L.P., the investment adviser, to render investment advisory services and State Street Bank and Trust Company, to hold the assets of the Fund in custody and act as Transfer, Dividend Payment and Shareholder Servicing Agent.

       (J)          Miscellaneous

            (1)     Changes of Trustees and Officers

                            Trustees may be removed or replaced by, among other
                    things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.

            (2)     Amendment to the Declaration of Trust

                            The Declaration of Trust may be amended at any time
                    by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which in the determination of the Trustees shall affect the holders of one or more Series or Classes of Shares but not the holders of all outstanding Series and Classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each Series and Class affected and no vote of Shareholders of a Series or Class not affected shall be required. Amendments having the purpose of changing the name of the Trust, of establishing, changing or eliminating the par value of any Shares or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by vote of any Shareholders.

            (3)     Litigation and Other Significant Events

                            There is no litigation or no other proceeding in
                    which the Trust is involved. The fiscal year end of the Trust is September 30. The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or the Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust or the Fund, respectively. The Declaration of Trust further provides that the trustees may also terminate the Trust or the Fund upon written notice to the shareholders.

       2.           Loomis, Sayles & Company, L.P. (a division of Nvest L.P.)
            (Investment Management Company)

       (A)          Law of Place of Incorporation

                            Loomis Sayles is a limited partnership organized
            under the Law of the State of Delaware, U.S.A. At present, the sole general partner of the investment management company is Nvest L.P., a division thereof. Its investment advisory business is regulated under the Investment Advisers Act of 1940.

                            Under the Investment Advisers Act of 1940, an
            investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Act may not conduct their business unless they are registered with the SEC.

       (B)          Outline of the Supervisory Authority

                            Investment Management Company is registered with SEC
            as an investment adviser under the Investment Advisers Act of 1940.

       (C)          Purpose of the Company

                            Investment Management Company's predominant business
            is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

       (D)          History of the Company

                            Founded in 1926, Loomis Sayles is one of the
            country's oldest and largest investment firms. Loomis Sayles' sole general partner is a wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' advising general partner is Nvest Corporation is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company, a mutual life insurance company. Nvest, L.P. is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest, L.P.

                    In addition to selecting and reviewing the Fund's
            investments, Loomis Sayles provides executive and other personnel for the management of the Fund. The Trust's board of trustees supervises Loomis Sayles' conduct of the affairs of the Fund.

       (E)          Amount of Capital Stock   (as of the end of January, 2000)

            1.      Amount of Capital (issued capital stock at par value):

                    Not applicable. Provided, however, that the partner capital was $51,337,000.
            2.      Number of authorized shares of capital stock:
                    Not applicable.

            3.      Number of outstanding shares of capital stock:
                    Not applicable.

            4.      Amount of capital :

                    Not applicable. See, Note 5 to the consolidated financial statements included in PART III SPECIAL INFORMATION, II. FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY herein.

       (F)          Structure of the Management of the Company

                            The general partner of the Investment Management
            Company is a special purpose corporation that is an indirect wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("Met Life"), a mutual life insurance company. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest L.P.

               ---------------------------------------------------
                 Capital Relationship and Assets under Operation

               ---------------------------------------------------

          -------------------------------------------------------------
                       Metropolitan Life Insurance Company

             The second largest life insurance company in the U.S.A.
                  Total Consolidated Assets 227 billion dollars
                            as of September 30, 1999
            Holder of 48% ownership interest in Nvest Companies, L.P.
          -------------------------------------------------------------

    --------------------------------------------------------------------------
                              Nvest Companies, L.P.

      ----------------------------------------------------------------------
           Holding Company of the U.S. first grade investment companies
      Total Assets under management 133 billion dollars at December 31, 1999
       Holder of 100% shares of Loomis Sayles and other operating companies
    --------------------------------------------------------------------------

      ---------------------------------------------------------------------
                         Loomis Sayles and Company L.P.

       -------------------------------------------------------------------
       Assets under operation 66.97 billion dollars as of January 31, 2000
                          Bonds 51.50 billion dollars
                Bond Assets under operation ranked 12th worldwide

                                  511 employees
                             10 offices in the U.S.
          -------------------------------------------------------------


                            Loomis Sayles serves as investment manager under a
            separate advisory agreement relating to the Loomis Sayles Managed Bond Fund dated August 26, 1998. Under the advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the Fund and generally administers its affairs, subject to supervision by the board of trustees of the Trust. Loomis Sayles furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. For these services, the management agreement provides that the Fund shall pay Loomis Sayles a monthly investment advisory fee at the annual percentage rate of 0.60 % of the Fund's average daily net assets.

                            The Trust pays the compensation of its trustees who
            are not directors, officers or employees of Loomis Sayles or its affiliates (other than registered investment companies); registration, filing and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Fund; the expenses of meetings of the shareholders and trustees of the Trust; the charges and expenses of the Trust's legal counsel; interest on any borrowings by the Fund; the cost of services, including services of counsel, required in connection with the preparation of, and the cost of printing, the Trust's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders or regulatory authorities, to the extent that any such materials relate to the Trust or its shareholders; and the Trust's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

                            Under the advisory agreement, if the total ordinary
            business expenses of the Fund or the Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess. Loomis Sayles will not be required to reduce its fee or pay such expenses to an extent or under circumstances which would result in the Fund's inability to qualify as a regulated investment company under the Code. The term "expenses" is defined in the management agreements or in relevant state regulations and excludes brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses.

                            The advisory agreement provides that it will
            continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the advisory agreement must be approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice, or by Loomis Sayles upon ninety days' written notice, and each terminates automatically in the event of its assignment. In addition, the agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" and "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles.

                            The advisory agreement provides that Loomis Sayles
            shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

                            Loomis Sayles acts as investment adviser or
            subadviser to New England Value Fund, New England Strategic Income Fund, New England Star Advisers Fund; New England Star Small Cap Fund and New England Balanced Fund, which are series of New England Funds Trust I, a registered open-end management investment company, New England High Income Fund, a series of New England Fund Trust II, a registered, open-end management investment company, the Loomis Sayles Small Cap Series of New England Zenith Fund, which is also a registered open-end management investment company, as well as to Loomis Sayles Investment Trust, also registered open-end management investment company, Loomis Sayles also provides investment advice to certain other open-end management investment companies and numerous other corporate and fiduciary clients.

                            Certain officers and trustees of the Trust also
            serve as officers, directors and trustees of other investment companies and clients advised by Loomis Sayles. The other investment companies and clients sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the trustees that the desirability of retaining Loomis Sayles as adviser for the Fund outweighs the disadvantages, if any, which might result from these practices.

                            Daniel J. Fuss, President of the Trust and Vice
            Chairman and Director of Loomis Sayles, will serve as the portfolio manager of the Loomis Sayles Managed Bond Fund . Kathleen C. Gaffney, Vice President of the Trust and Loomis Sayles, will serve as associate portfolio manager of Loomis Sayles Managed Bond Fund.

       ---------------------------------------------------------------------------------------------------
                  Names            Year                        Business Experience
                                                               (at least 5 years)
       ---------------------------------------------------------------------------------------------------
       Daniel J. Fuss              1976   Vice Chairman, Director and Managing Partner of Loomis, Sayles
                                          & Company, L.P.
                                          BS, Marquette University
                                          MBA, Marquette University
                                          Joined Loomis Sayles in 1976
                                          began investment career in 1961
                                          Past Professional Experience:
                                          The Boston Company; Vice President, Investment Counsel
                                          Endowment Management & Research Co.: Vice President,
                                          Investment Management
                                          Continental Illinois National Bank: Second Vice President and
                                          Trust Officer
       ---------------------------------------------------------------------------------------------------
       Kathleen C. Gaffney         1984   Vice President of Loomis, Sayles & Company, L.P.
                                          BA, University of Massachusetts
                                          joined Loomis Sayles in 1984
                                          began investment career in 1984
       ---------------------------------------------------------------------------------------------------

       (G)    Information Concerning Major Stockholders
                  Not applicable.

       (H)        Information Concerning Officers and Employees

                  The following table lists the names of various officers and directors of Investment Management Company and their respective positions with Investment Management Company. (Although, technically, the Investment Management Company does not have officers and directors because it is a limited partnership, the officers and directors of the General Partner serve the same function for the Investment Management Company and therefore, assume the same titles. Hereinafter the same.)For each named individual, the table lists: (i) any other organizations (excluding other Investment Management Company's funds) with which the officer and/or director has recently had or has substantial involvement; and (ii) positions held with such organization:

         List of Officers and Directors of Loomis, Sayles & Company, L.P.

                                                                       (as of the end of January, 2000)
      ----------------------------------------------------------------------------------------------
                                Position with
                                Loomis, Sayles &
       Name                     Company, L.P..         Other Business Affiliation
      ----------------------------------------------------------------------------------------------
       Daniel J. Fuss           Vice Chairman and      President and Trustee of the Trust
                                Director
      ----------------------------------------------------------------------------------------------


      ----------------------------------------------------------------------------------------------
       Sheila M. Barry          Assistant General      Secretary and Compliance Officer of
                                Counsel and Vice       the Trust
                                President
      ----------------------------------------------------------------------------------------------
       Robert J. Blanding       President, Chairman,   Executive Vice President of the Trust
                                Director and Chief
                                Executive Officer
      ----------------------------------------------------------------------------------------------
       Mark B. Baribeau         Vice President         Vice President of the Trust
      ----------------------------------------------------------------------------------------------
       James C. Carroll         Vice President         Vice President of the Trust
      ----------------------------------------------------------------------------------------------
       E. John DeBeer           Vice President         Vice President of the Trust
      ----------------------------------------------------------------------------------------------
       William H. Eigen, Jr.    Vice President         Vice President of the Trust
      ----------------------------------------------------------------------------------------------
       Christopher R. Ely       Vice President         Vice President of the Trust
      ----------------------------------------------------------------------------------------------
       Quentin P. Faulkner      Vice President         Vice President of the Trust
      ----------------------------------------------------------------------------------------------
       Philip C. Fine           Vice President         Vice President of the Trust
      ----------------------------------------------------------------------------------------------
       Kathleen C. Gaffney      Vice President         Vice President of the Trust
      ----------------------------------------------------------------------------------------------
       Isaac H. Green           Vice President and     Vice President of the Trust
                                Director
      ----------------------------------------------------------------------------------------------
       Martha F. Hodgman        Vice President         Vice President of the Trust
      ----------------------------------------------------------------------------------------------
       Mark W. Holland          Vice President and     Treasurer of the Trust
                                Director
      ----------------------------------------------------------------------------------------------
       John Hyll                Vice President         Vice President of the Trust
      ----------------------------------------------------------------------------------------------
       Jeffrey L. Meade         Executive Vice         Vice President of the Trust
                                President, Chief
                                Operating Officer
                                and Director
      ----------------------------------------------------------------------------------------------


      ----------------------------------------------------------------------------------------------
       Eswar Menon              Vice President         Vice President of the Trust
      ----------------------------------------------------------------------------------------------
       Alex Muromcew            Vice President         Vice President of the Trust
      ----------------------------------------------------------------------------------------------
       Philip R. Murray         Vice President and     Assistant Treasurer of the Trust
                                Treasurer
      ----------------------------------------------------------------------------------------------
       Kent P. Newmark          Managing Partner,      Vice President of the Trust
                                Vice President and
                                Director
      ----------------------------------------------------------------------------------------------
       Dawn M. Alston Paige     Vice President         Vice President of the Trust
      ----------------------------------------------------------------------------------------------
       Bruce G. Picard, Jr.     Vice President         Vice President of the Trust
      ----------------------------------------------------------------------------------------------
       Lauren B. Pitalis        Vice President         Vice President of the Trust
      ----------------------------------------------------------------------------------------------
       David L. Smith           Vice President         Vice President of the Trust
      ----------------------------------------------------------------------------------------------
       John Tribolet            Vice President         Vice President of the Trust
      ----------------------------------------------------------------------------------------------
       Sandra P. Tichenor       General Counsel,       Vice President of the Trust
                                Executive Vice
                                President, Secretary,
                                Clerk and Director
      ----------------------------------------------------------------------------------------------
       Jeffrey W. Wardlow       Vice President         Vice President of the Trust
      ----------------------------------------------------------------------------------------------
       Gregg D. Watkins         Vice President         Vice President of the Trust
      ----------------------------------------------------------------------------------------------
       Anthony J. Wilkins       Executive Vice
                                President and
                                Director               Vice President of the Trust
      ----------------------------------------------------------------------------------------------
       Pamela Czekanski         Vice President         Vice President of the Trust
      ----------------------------------------------------------------------------------------------
       Joseph R. Gatz           Vice President         Vice President of the Trust
      ----------------------------------------------------------------------------------------------
       Dean A. Gulis            Vice President         Vice President of the Trust
      ----------------------------------------------------------------------------------------------


      ----------------------------------------------------------------------------------------------
       Richard Skaggs           Vice President         Vice President of the Trust
      ----------------------------------------------------------------------------------------------

  (I)        Summary of Business Lines and Business Operation

             Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of the end of January, 2000, Investment Management Company managed, advised, and/or administered the following [40] funds and fund portfolios:

Fund List
                                                                                 (as of the end of January, 2000)
----------------------------------------------------------------------------------------------------------------------------
                                                Month/Date           Principal            Total Net         Net Asset
                                                   Year           Characteristics        Asset Value        Value per
                    Fund                       Established                               ($ million)        share ($)
                                                                                           R=Retail          R=Retail
                                                                                       I=Institutional    I=Institutional
                                                                                           A=Admin            A=Admin
----------------------------------------------------------------------------------------------------------------------------
                LOOMIS SAYLES FUNDS

----------------------------------------------------------------------------------------------------------------------------
                    Bond                         5/16/91         Fixed Income/Open               63.6(R)          11.49(R)
                                                                                              1,509.3(I)          11.50(I)
                                                                                                  2.6(A)          11.48(A)
----------------------------------------------------------------------------------------------------------------------------
                Global Bond                      5/10/91            Global/Open                   8.4(R)          11.17(R)
                                                                                                 32.7(I)          11.18(I)
----------------------------------------------------------------------------------------------------------------------------
             Global Technology                    2/1/00            Global/Open              N/A                N/A
----------------------------------------------------------------------------------------------------------------------------
                   Growth                        5/16/91            Equity/Open                   0.8(R)          13.04(R)
                                                                                                 37.7(I)          13.18(I)
----------------------------------------------------------------------------------------------------------------------------
                 Core Value                      5/13/91            Equity/Open                   0.5(R)          14.40(R)
                                                                                                 60.9(I)          14.43(I)
----------------------------------------------------------------------------------------------------------------------------
                 High Yield                      9/11/96         Fixed Income/Open               22.2(I)           8.74(I)
----------------------------------------------------------------------------------------------------------------------------
         Intermediate Maturity Bond              12/31/96        Fixed Income/Open                1.8(R)           9.32(R)
                                                                                                  9.4(I)           9.33(I)
----------------------------------------------------------------------------------------------------------------------------
            International Equity                 5/10/91            Global/Open                   3.4(R)          20.41(R)
                                                                                                129.0(I)          20.49(I)
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
           Investment Grade Bond                 12/31/96        Fixed Income/Open                2.8(R)           9.78(R)
                                                                                                  2.4(I)           9.78(I)
                                                                                                 16.3(J)           9.77(J)
----------------------------------------------------------------------------------------------------------------------------
             Aggressive Growth                   12/31/96           Equity/Open                  11.5(R)          36.10(R)
         (formerly Mid-Cap Growth)                                                               29.4(I)          36.31(I)
----------------------------------------------------------------------------------------------------------------------------
               Mid-Cap Value                     12/31/96           Equity/Open                   0.3(R)          10.92(R)
                                                                                                  4.9(I)          10.93(I)
---------------------------------------------------------------------------------------------------------------------------
               Municipal Bond                    5/29/91         Fixed Income/Open                8.2(I)          10.56(I)
----------------------------------------------------------------------------------------------------------------------------
              Short-Term Bond                     8/3/92         Fixed Income/Open                0.6(R)           9.36(R)
                                                                                                 28.9(I)           9.36(I)
----------------------------------------------------------------------------------------------------------------------------
              Small Cap Growth                   12/31/96           Equity/Open                  17.9(R)          25.14(R)
                                                                                                145.5(I)          25.31(I)
----------------------------------------------------------------------------------------------------------------------------
              Small Cap Value                    5/13/91            Equity/Open                  81.1(R)          17.11(R)
                                                                                                279.5(I)          17.12(I)
                                                                                                  6.3(A)          17.11(A)
----------------------------------------------------------------------------------------------------------------------------
         U.S. Government Securities              5/21/91         Fixed Income/Open               14.6(I)          10.00(I)
----------------------------------------------------------------------------------------------------------------------------
                 Worldwide                        5/1/96            Global/Open                   0.2(R)          13.29(R)
                                                                                                  9.1(I)          13.32(I)
----------------------------------------------------------------------------------------------------------------------------
              Emerging Markets                   11/9/99       Emerging Markets/Open              3.4(I)          16.36(I)
----------------------------------------------------------------------------------------------------------------------------
                Managed Bond                     10/1/98            Equity/Open                     45.6              9.45
----------------------------------------------------------------------------------------------------------------------------
   LOOMIS SAYLES INVESTMENT TRUST

----------------------------------------------------------------------------------------------------------------------------
         California Tax-Free Income               6/1/95         Fixed Income/Open                  16.5              9.97
----------------------------------------------------------------------------------------------------------------------------
             Core Fixed Income                    4/24/96        Fixed income/Open                  23.5              9.89
----------------------------------------------------------------------------------------------------------------------------
               Provident Fund                    10/1/95            Equity/Open                     20.8              9.42
----------------------------------------------------------------------------------------------------------------------------
                Fixed Income                     1/17/95         Fixed Income/Open                 369.6             11.48
----------------------------------------------------------------------------------------------------------------------------
          High Yield Fixed Income                 6/5/96         Fixed Income/Open                  26.2              8.07
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
           Intermediate Duration                 1/28/98         Fixed Income/Open                  15.8              9.38
----------------------------------------------------------------------------------------------------------------------------
       Investment Grade Fixed Income              7/1/94         Fixed Income/Open                 146.9             10.82
----------------------------------------------------------------------------------------------------------------------------
            Small Company Growth                  5/1/99            Equity/Open                     55.7             17.94
----------------------------------------------------------------------------------------------------------------------------
            Small Company Value                  6/30/99            Equity/Open                     39.6              9.49
----------------------------------------------------------------------------------------------------------------------------
               NVEST FUNDS
----------------------------------------------------------------------------------------------------------------------------
               Nvest Balanced                    11/27/68          Balanced/Open       Cl.     A=  153.6         A=  11.35
                                                                                               B=   59.9         B=  11.24
                                                                                               C=    3.8         C=  11.19
                                                                                               Y=   43.6         D=  11.37
----------------------------------------------------------------------------------------------------------------------------
           Nvest High Income Fund                2/22/84         Fixed Income/Open     Cl.     A=  70.2          A=   8.15
                                                                                               B=  68.6          B=   8.15
                                                                                               C=   9.0          C=   8.15
----------------------------------------------------------------------------------------------------------------------------
         Nvest International Equity              5/21/92            Global/Open        Cl.     A=  65.2          A=  24.14
                                                                                               B=  29.2          B=  23.47
                                                                                               C=   1.2          C=  23.55
                                                                                               Y=  13.5          Y=  24.54
----------------------------------------------------------------------------------------------------------------------------
            Mvest Star Advisers                   7/7/94            Equity/Open        Cl.     A= 618.6          A=  24.20
                                                                                               B= 740.2          B=  22.84
                                                                                               C= 140.1          C=  22.86
                                                                                               Y=  77.8          Y=  24.78
----------------------------------------------------------------------------------------------------------------------------
            Nvest Star Small Cap                 12/31/96           Equity/Open        Cl.     A=  86.7          A=  23.39
                                                                                               B= 104.1          B=  22.80
                                                                                               C=  27.5          C=  22.80
----------------------------------------------------------------------------------------------------------------------------
           Nvest Strategic Income                 5/1/95         Fixed Income/Open     Cl.   A=  122.3           A=  11.48
                                                                                             B=  124.8           B=  11.48
                                                                                             C=   39.8           C=  11.47
----------------------------------------------------------------------------------------------------------------------------
                Nvest Value                       6/5/70            Equity/Open        Cl.   A=  201.2           A=   7.22
                                                                                             B=   53.9           B=   6.91
                                                                                             C=    3.0           C=   6.91
                                                                                             Y=    9.3           Y=   7.19
----------------------------------------------------------------------------------------------------------------------------
                   NEW ENGLAND ZENITH FUND
----------------------------------------------------------------------------------------------------------------------------
                  Balanced                       10/31/94          Balanced/Open              179.9               13.45
----------------------------------------------------------------------------------------------------------------------------
                  Small Cap                       5/2/94            Equity/Open               327.3               196.01
----------------------------------------------------------------------------------------------------------------------------
                       UNRELATED FUNDS
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
               Manager's Bond                      5/84          Fixed Income/Open             34.0                21.44
----------------------------------------------------------------------------------------------------------------------------
     Maxim Small-Cap Aggressive Growth           11/1/94            Equity/Open                83.8                1.28
----------------------------------------------------------------------------------------------------------------------------
            Maxim Corporate Bond                 11/1/94         Fixed Income/Open            186.4                1.06
----------------------------------------------------------------------------------------------------------------------------
        Metropolitan High Yield Bond               3/97          Fixed Income/Open             63.2                9.15
----------------------------------------------------------------------------------------------------------------------------

(J)      Miscellaneous

         1.       Election and Removal of Directors
                  Directors of the General Partner of the Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with the By-Laws of the General Partner of Investment Management Company.

         2.       Results of operations
                  Officers of the General Partner of the Investment Management Company are elected by the Board of Directors. The Board of Directors may remove any officer without cause.

         3. Supervision by SEC of Changes in Directors and Certain Officers Loomis Sayles files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports list and provide certain information relating to directors and officers of Investment Management Company.

         4. Amendment to the Agreement of Limited Partnership of Investment Management Company, Articles of Organization and By-Laws of its General Partner, Transfer of Business and Other Important Matters.

         5. Litigation, etc.
                  On March 26, 1999, the United States District Court for the Middle District of California, Western Division issued Findings of Fact and Conclusions of Law in a suit captioned CALIFORNIA IRONWORKERS FIELD PENSION TRUST, ET. AL. VS. LOOMIS, SAYLES & COMPANY, L.P., ET. AL. (Case No. CV-96-4036-CAS (Jgx)). The defendants in the case were Loomis Sayles & Company, L.P. and its general partner, Loomis Sayles & Company, Incorporated (collectively, "Loomis Sayles"). The plaintiffs in the case included three of Loomis Sayles' investment advisory clients - a pension plan, annuity plan and health & welfare plan for the California Ironworkers. The plaintiffs sought recovery for losses resulting from investment in inverse floaters, a form of collateralized mortgage obligation ("CMO"), during the 1992 to 1994 period.

                  The Court held that Loomis Sayles did not act in bad faith, did not engage in intentionally wrongful conduct, did not breach its duty of loyalty to its clients, and did not violate any express investment guidelines for any of the three plans. The Court also found that Loomis Sayles had exercised "procedural due care" (i.e., had conducted an appropriate analysis of the investments) in purchasing the inverse floaters and that

        Loomis Sayles' inclusion of three types of securities in the three plans' accounts was not PER SE inappropriate. The Court went on to find that Loomis Sayles did not breach its duty of care with respect to the pension and annuity plans in any fashion and managed those assets prudently. However, the Court held that even though the health & welfare plan's guidelines specifically authorized the use of CMOs and the use of inverse floaters was not inappropriate for that account PER SE, Loomis Sayles had been imprudent under the standards of Section 404(a)(1)(B) of the Employment Retirement Income Security Act of 1974, as amended, in that too high a percentage of than plan's assets had been invested in inverse floaters, given that plan's inherently conservative investment objectives. The Court reached this result even though the health & welfare plan would not have suffered any losses if the inverse floaters had been held to the date of the trial rather than being sold in 1995 and even though a party other than Loomis Sayles made the decision to sell the inverse floaters. The Court's decision does not have a material adverse effect on Loomis Sayles' financial condition. Both parties are currently appealing the Court's decision.

III. OUTLINE OF THE OTHER RELATED COMPANIES

(A) State Street Bank and Trust Company (the Transfer Agent, Shareholder Service Agent, Dividend Paying Agent and Custodian)
         (1) Amount of Capital
                  U.S.$5.9 trillion as of the end of January, 2000
         (2)      Description of Business
                           State Street Bank and Trust Company, Boston,
                  Massachusetts 02102, is the Trust's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.
         (3)      Outline of Business Relationship with the Fund
                           State Street Bank and Trust Company provides transfer
                  agent services, shareholder services, dividend paying services and custody services to the Fund.

(B)      Loomis Sayles Distributors, L.P. (the Distributor)
         (1) Amount of Capital
                  U.S.$634,000 as of the end of January, 2000
         (2)      Description of Business
                           Under an agreement with the Trust (the "Distribution
                  Agreement"), Loomis Sayles Distributors, L.P. serves as the general distributor of the Fund. Under this agreement, Loomis Sayles Distributors, L.P. is not obligated to sell a specific number of shares. Loomis Sayles Distributors, L.P. bears the cost of making information about the Fund available through advertising and other means and the cost of printing and mailing prospectuses to persons other than shareholders. The Fund pays the cost of registering and qualifying their shares under state and federal securities laws and the distribution of prospectuses to existing shareholders.
                           The Fund has adopted a Service and Distribution Plan
                  adopted pursuant to Rule 12b-1 under the 1940 Act (the "Plan") under which the Fund pays the Distributor, a subsidiary of Loomis Sayles, a monthly service fee at an annual rate not to exceed 0.25% of the Fund's average net assets and a monthly distribution fee at an annual rate not to exceed
                  0.50% of the Fund's average net assets. Pursuant to Rule 12b-1 under the 1940 Act, the Plan (together with the Distribution Agreement) was approved by the board of trustees, including a majority of the trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreement (the "Independent Trustees").
                           The Plan may be terminated by vote of a majority of
                  the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund. The Plan may be amended by vote of the trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose. The Trust's trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. The Plan provides that, for so long as that Plan is in effect, selection and nomination of those trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.
                           The Distribution Agreement may be terminated at all
                  time with respect to the Fund on 60 days' written notice without payment of any penalty by the Trust or by vote of majority of the outstanding voting securities of the Fund or by vote of a majority of the Independent Trustees.
                           The Distribution Agreement and the Plan will continue
                  in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire board of trustees and (ii) by the vote of a majority of the Independent Trustees, in each case cast in person at a meeting called for that purposes.
         (3)      Outline of Business Relationship with the Fund
                  Loomis Sayles Distributors, L.P. engages in providing marketing services to the Fund.

(C)      Kokusai Securities Co., Ltd. (Distributor in Japan and Agent Company)
         (1)      Amount of Capital
                  (Y)55.6 billion as of the end of January, 2000
         (2)      Description of Business
         Kokusai Securities Co., Ltd. is a diversified securities company in Japan. It engages in the handling of the sale and repurchase of Units of the Fund in respect of the investment trusts issued by Kokusai Investment Trust Management Co., Ltd. and engages in selling and repurchasing, as a Distribution and Repurchase Company and as an Agent Company, of Units of foreign investment trusts, namely International

         Bond Index Fund, Fidelity Special Growth Fund, ACM International Healthcare Fund, European and Asian Fund, ACM Global Growth Trend Portfolio, Evergreen Small Company Growth Fund, Evergreen Global Opportunities Fund, Fresh Korea Fund, Putnam High Yield Advantage Fund, Putnam US Government Income Fund, Super Fenix Fund, Salomon Euro Bond Fund, Loomis Sayles Managed Bond Fund and Super Fenix Fund II and as the Underwriting Company for AGF Growth Equity Fund, G.T. Investment Fund, Sci/Tech ASA Fund and Morgan Stanley Money Market Family.

 (3) The Company acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.
(D)               Capital Relationships N/A.

(E)      Interlocking Directors and Auditors
                  Names and functions of officers of the Fund who also are officers of the related companies are as follows:

                                                                                      (as of the end of January,2000)
           ------------------------------------------------------------------------------------------------------
                                                                                                 Transfer Agent
            Name of                                          Investment                          and
            Officer or                                       Management                          Shareholder
            Trustee              Trust                       Company                             Service Agent
           ------------------------------------------------------------------------------------------------------
           Daniel J. Fuss        President & Trustee        Vice Chairman and Director               None
           ------------------------------------------------------------------------------------------------------
           Sheila M. Barry       Secretary and              Assistant General Councel                None
                                 Compliance Officer         & Vice President
           ------------------------------------------------------------------------------------------------------
           Robert J. Blanding    Executive Vice President   Executive Vice President.                None
                                                            President, Chairman,
                                                            Director & Chief Executive
                                                            Officer
           ------------------------------------------------------------------------------------------------------
           Mark W. Holland       Treasurer                  Vice President-Chief Financial           None
                                                            Officer and Director
           ------------------------------------------------------------------------------------------------------
           Dawn Alston Paige     Vice President             Vice President                           None
           ------------------------------------------------------------------------------------------------------
           Mark Baribeau         Vice President             Vice President                           None
           ------------------------------------------------------------------------------------------------------
           James C. Carroll      Vice President             Vice President                           None
           ------------------------------------------------------------------------------------------------------
           E. John deBeer        Vice President             Vice President                           None
           ------------------------------------------------------------------------------------------------------
           William H. Elgen Jr.  Vice President             Vice President                           None
           ------------------------------------------------------------------------------------------------------


           Christopher R. Ely       Vice President          Vice President                           None
           ------------------------------------------------------------------------------------------------------
           Quentin P. Faulker       Vice President          Vice President                           None
           ------------------------------------------------------------------------------------------------------
           Philip C. Fine           Vice President          Vice President                           None
           ------------------------------------------------------------------------------------------------------
           Kathleen C.  Gaffney     Vice President          Vice President                           None
           ------------------------------------------------------------------------------------------------------
           Isaac Green              Vice President          Vice President and Director              None
           ------------------------------------------------------------------------------------------------------
           Martha F. Hodgman        Vice President          Vice President                           None
           ------------------------------------------------------------------------------------------------------
           John Hyll                Vice President          Vice President                           None
           ------------------------------------------------------------------------------------------------------
           Jeffrey L. Mcade         Vice President          Executive Vice President, Chief          None
                                                            Operating Officer & Director,
                                                            Clerk
           ------------------------------------------------------------------------------------------------------
           Eswar Menon              Vice President          Vice President                           None
           ------------------------------------------------------------------------------------------------------
           Alex Muromcew            Vice President          Vice President                           None
           ------------------------------------------------------------------------------------------------------
           Philip R. Murray         Assistant Treasurer     Vice President and Treasurer             None
           ------------------------------------------------------------------------------------------------------
           Kent P. Newmark          Vice President          Managing Partner, Vice President         None
                                                            & Director
           ------------------------------------------------------------------------------------------------------
           Bruce G. Picard          Vice President          Vice President                           None
           ------------------------------------------------------------------------------------------------------
           Lauren B.  Pitalis       Vice President          Vice President                           None
           ------------------------------------------------------------------------------------------------------
           David L. Smith           Vice President          Vice President                           None
           ------------------------------------------------------------------------------------------------------
           Sandra P. Tichenor       Vice President          General Counsel, Executive               None
                                                            Vice President, Secretary and
                                                            Director
           ------------------------------------------------------------------------------------------------------
           John Tribolet            Vice President          Vice President                           None
           ------------------------------------------------------------------------------------------------------
           Jeffrey W. Wardlow       Vice President          Vice President                           None
           ------------------------------------------------------------------------------------------------------
           Gregg D. Watkins         Vice President          Vice President                           None
           ------------------------------------------------------------------------------------------------------
           Anthony J. Wilkins       Vice President          Executive Vice President and             None
                                                            Director
           ------------------------------------------------------------------------------------------------------
           Pamela Czekanski         Vice President          Vice President                           None
           ------------------------------------------------------------------------------------------------------
           Joseph R. Gatz           Vice President          Vice President                           None
           ------------------------------------------------------------------------------------------------------


           Dean A. Gulis    Vice President                  Vice President                           None
           ------------------------------------------------------------------------------------------------------
           Richard Skaggs   Vice President                  Vice President                           None
           ------------------------------------------------------------------------------------------------------

IV.      FINANCIAL CONDITION OF THE FUND

1. [The audited financial statements of the Fund and its Japanese translation are attached hereto.]

2.       Conditions of the Fund
         (a)      Statement of Net Assets

---------------------------------------------------------------------------------------------------------
                                                                          (As of the end of January 2000)
---------------------------------------------------------------------------------------------------------
                                                           U.S.$                    Japanese Yen
---------------------------------------------------------------------------------------------------------
                                                                                (in thousands except
                                                                                    column e.)
---------------------------------------------------------------------------------------------------------
     a.  Total Asset                                       50,978,422.46                  5,454,691
---------------------------------------------------------------------------------------------------------
     b.  Total Liabilities                                  5,339,663.23                    571,344
---------------------------------------------------------------------------------------------------------
     c.  Total Net Assets                                  45,638,759.23                  4,883,347
---------------------------------------------------------------------------------------------------------
             (a-b)
---------------------------------------------------------------------------------------------------------
     d.  Total Number of Units                              4,827,450.00
---------------------------------------------------------------------------------------------------------
           Outstanding
---------------------------------------------------------------------------------------------------------
     e.  Net Asset Value                                            9.45                      1,011
---------------------------------------------------------------------------------------------------------
          per Unit (c/d)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------


         (b)      Names of Major Portfolio Eqiuty Shares
                  Not applicable.

Top30-1

Top30-2

V.            FINANCIAL CONDITION OF THE INVESTMENT MANAGEMENT COMPANY


              [Omitted in this translation.]


VI.           SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT TRUST
              SECURITIES

1.            Transfer of the Shares
                  The transfer agent for the registered share certificates is State Street Bank and Trust Company, Boston, Massachusetts 02102,
         U. S. A.
                  The Japanese investors who entrust the custody of their shares to a Sales and Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.
                  No fee is chargeable for the transfer of shares.
2.            The Closing Period of the Shareholders' Book
                  For the purpose of determining the shareholders who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to receive payment of any dividend or of any other distribution, the Trustees may from time to time fix a time, which shall be not more than 90 days before the date of any meeting of shareholders or the date for the payment of any dividend or of any other distribution, as the record date for determining the shareholders having the right to notice of and to vote at such meeting and any adjournment thereof or the right to receive such dividend or distribution, and in such case only shareholders of record on such record date shall have such right notwithstanding any transfer of shares on the books of the Trust after the record date; or without fixing such record date the Trustees may for any of such purposes close the register or transfer books for all or any part of such period.
3. There are no annual shareholders' meetings. Special shareholders' meeting may be held from time to time as required by the Declaration of Trust and the Investment Company Act of 1940.
4.            No special privilege is granted to Shareholders.
              The acquisition of Shares by any person may be restricted.

VII.     REFERENCIAL INFORMATION

As to the Fund, following documents have been filed with the Kanto Local Finance Bureau of the Ministry of Finance of Japan.

         September 4, 1998    Securities Registration Statement.
         September 10, 1998   Amendment to the Securities Registration Statement
         September 14, 1998   Amendment to the Securities Registration Statement
         September 16, 1998   Amendment to the Securities Registration Statement
         December 1, 1998   Amendment to the Securities Registration Statement
         March 16, 1999   Securities Registration Statement
         March 26, 1999   Amendment to the Securities Registration Statement
         June 30, 1999   Semi-annual Report (1st)/Amendment to the SRS

                                                AMENDMENT TO THE
                                       SECURITIES REGISTRATION STATEMENT
















                          LOOMIS SAYLES FUNDS - LOOMIS SAYLES MANAGED BOND FUND
                                               (2339)

                              AMENDMENT TO THE SECURITIES REGISTRATION STATEMENT

To:      Director of the Kanto
         Local Finance Bureau
                                                     Filing Date:               17th March 2000
                                                     Amendment Date             28th March 2000

Name of the Registrant Trust:                        LOOMIS SAYLES FUNDS

Name and Official Title of:                          Jeffery L. Meade
the Representative                                   Vice President of the Trust

Address of Principal Office:                         One Financial Center
                                                     Boston, Massachusetts 02111
                                                     U. S. A.

Name and Title of Registration Agent:                Harume Nakano
                                                     Attorney-at-Law
                                                     Signature [Harume Nakano]
                                                     --------------------------
                                                              (Seal)

                                                     Ken Miura
                                                     Attorney-at-Law
                                                     Signature [Ken Miura]
                                                     --------------------------
                                                              (Seal)

Address or Place of Business                         Kasumigaseki Building,
                                                     25th Floor
                                                     2-5, Kasumigaseki 3-chome
                                                     Chiyoda-ku, Tokyo

Name of Liaison Contact:                             Harume Nakano
                                                     Ken Miura
                                                     Hikaru Kaieda
                                                     Attorneys-at-Law

Place of Liaison Contact:                            Hamada & Matsumoto
                                                     Kasumigaseki Building,
                                                     25th Floor
                                                     2-5, Kasumigaseki 3-chome
                                                     Chiyoda-ku, Tokyo

Phone Number:                                        03-3580-3377

                          PUBLIC OFFERING OR SALE FOR REGISTRATION


Name of the Fund Making Public              LOOMIS SAYLES MANAGED BOND FUND
Offering or Sale of Foreign
Investment Fund Securities:

Type and Aggregate Amount of                Shares of a series of a diversified
Foreign Investment Fund Securities          open-end management investment
to be Publicly Offered or Sold:             company organized as a Massachusetts
                                            business trust;
                                            Up to 82,100,000 shares
                                            Up to the amount derived by
                                            multiplying 82,100,000 by
                                            the respective applicable
                                            issue prices (the estimated
                                            maximum amount is 859.587
                                            million dollars (approximately
                                            92 billion yen))

Note 1:         U.S.$ amount is translated into Japanese Yen at the rate of
           U.S.$l.00=(Y)107.00 the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on 31st January, 2000.
Note 2:         The estimated maximum amount is an amount calculated by
           multiplying the Net Asset Value per Share as of the end of January, 2000 ($ 10.47) by 82,100,000, for convenience.



          PLACES WHERE A COPY OF THIS AMENDMENT TO THE SECURITIES REGISTRATION
                      STATEMENT IS AVAILABLE FOR PUBLIC INSPECTION

                                   Not applicable.


        (Total number of pages of this Amendment to the Securities Registration
                Statement in Japanese is 2 including front and back pages.)

I.            REASON FOR FILING THIS AMENDMENT TO SECURITIES REGISTRATION
         STATEMENT:

               This statement purports to amend and of the Securities Registration Statement ("SRS") filed on 16 March 1999 (amended in accordance with the Amendments to the SRS filed on 26th March 1999) due to the fact that the aforementioned Annual Securities Report was filed today.

               The exchange rates used in this statement to translate the amended amounts of foreign currencies are different from those used before these amendments, as the latest exchange rates are used in this statement.

II.           CONTENTS OF THE AMENDMENTS

              PART II. INFORMATION CONCERNING ISSUER (page 3 of the original SRS)

                The following matters in the original Japanese SRS are amended to have the same contents as those provided in the following items of the aforementioned Annual Securities Report:


   BEFORE AMENDMENT                                       AFTER AMENDMENT
   [Original Japanese SRS]                                [Aforementioned Annual Securities Report]
  I.   DESCRIPTION OF THE FUND                            I.   DESCRIPTION OF THE FUND (the aforementioned
                                                               Japanese Annual Securities Report, from page 1
                                                               to page 32)

 II.   OUTLINE OF THE TRUST                              II.   OUTLINE OF THE TRUST
                                                               (Ditto, from page 33 to page 47)

III.   OUTLINE OF THE OTHER                             III.   OUTLINE OF THE OTHER
       RELATED COMPANIES                                       RELATED COMPANIES
                                                               (Ditto, from page 48 to page 50)

 IV.   FINANCIAL CONDITIONS OF                           IV.   FINANCIAL CONDITIONS OF
       THE FUND                                                THE FUND
                                                               (Ditto, from page 51 to page 82)

  V.   OUTLINE OF PROCEDURES OF                          VI.   OUTLINE OF PROCEDURES OF
       EXERCISE OF RIGHTS OF FOREIGN                           EXERCISE OF RIGHTS OF
       INVESTMENT FUND SECURITIES                              FOREIGN INVESTMENT FUND SECURITIES (Ditto, page
                                                               119)

       Note 1: Dollar amount is translated for convenience at the rate of $1.00=(Y)107.00 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on 31st January, 2000). The same applies hereinafter.

       Note 2: In this document, money amounts and percentages have been rounded to the nearest units digits. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded when necessary.

       Note 3: In this Report, "fiscal year" refers to a year from 1st October to 30th September. The first fiscal year refers to the period from 1st October 1998 (the date of commencement of the Fund's operation) to 30th September, 1999.

Section VI. Miscellaneous in the original SRS (page 59 of the original SRS) is amended as follows:

1.                (1)     The ornamental design is used in cover page of the
           Japanese Prospectus.
                  (2) Summarized Preliminary Prospectus will be used. Attached document (Summarized Preliminary Prospectus) will be used pursuant to the below, as the document (Summarized Preliminary Prospectus) as set forth at Item 1.(1)(b), of
                  Article 12 of the Ordinance Concerning the Disclosure of the Content, etc. of the Specified Securities.
                  (i)           The summarized Preliminary Prospectus may be
                          used as letters, pamphlets, direct-mails post-cards, letters), etc., and may be published in newspapers, magazines, books, internet, etc.
                  (ii)          The summarized Preliminary Prospectus may be,
                          depending on the media types, modified as to its lay-out, kinds of paper, printed-color, design, etc.
                          In addition, photographs and illustrations attached may be added thereto.
                  (iii)         For information of the Fund's achievements, the
                          changes of the net asset value per share and the fluctuation rates since the establishment of the Fund or for the latest 3 months, 6 months, one year, two years, three years or five years may be set out in the figures or graphs, compared to the recognized bond index from time to time. Such information regarding the Fund's achievement may be converted into and presented in yen.

2. As to the Fund, following documents have been filed with the Kanto Local Finance

     Bureau of the Ministry of Finance of Japan.

         September 4, 1998         Securities Registration Statement.
         September 10, 1998        Amendment to the Securities Registration Statement
         September 14, 1998        Amendment to the Securities Registration Statement
         September 16, 1998        Amendment to the Securities Registration Statement
              December 1, 1998          Amendment to the Securities Registration
         Statement
              March 16, 1999            Securities Registration Statement
              March 26, 1999            Amendment to the Securities Registration Statement
              June 30, 1999             Semi-annual Report (1st)/Amendment to the SRS


PART III.  SPECIAL INFORMATION (page 60 of the original SRS)

              The following matter in the original Japanese SRS is amended to have the same content as that provided in the following item of the aforementioned Annual Securities Report:

   BEFORE AMENDMENT                                       AFTER AMENDMENT
   [Original Japanese SRS]                                [Aforementioned Annual Securities Report]
   II. FINANCIAL CONDITIONS OF THE                        V.  FINANCIAL CONDITIONS OF THE
       INVESTMENT MANAGEMENT                                  INVESTMENT MANAGEMENT
       COMPANY                                                COMPANY
                                                              (Ditto, from page 83 to page 118)